Exhibit 10.4

Execution Copy

WARRANT AND REGISTRATION RIGHTS AGREEMENT

BETWEEN

GENERAL GROWTH PROPERTIES, INC.

AND

MELLON INVESTOR SERVICES LLC,

as WARRANT AGENT

Dated as of May 10, 2010

i

5.4	Issuer Tender or Exchange Offers	28
5.5	Reorganization, Reclassification, Consolidation, Merger or Sale	28
5.6	Other Adjustments	29
5.7	Notice of Adjustment	29
6. CHANGE OF CONTROL
6.1	Redemption in Connection with a Change of Control Event	30
6.2	Public Stock Merger	31
6.3	Mixed Consideration Merger	31
6.4	The Warrant Agent	31
7. WARRANT TRANSFER BOOKS
8. WARRANT HOLDERS
8.1	No Voting Rights	32
8.2	Right of Action	32
9. WARRANT AGENT
9.1	Nature of Duties and Responsibilities Assumed	33
9.2	Compensation and Reimbursement	35
9.3	Warrant Agent May Hold Company Securities	35
9.4	Resignation and Removal; Appointment of Successor	35
9.5	Damages	36
9.6	Force Majeure	37
9.7	Survival	37
10. REPRESENTATIONS AND WARRANTIES
10.1	Representations and Warranties of the Company	37
11. COVENANTS
11.1	Reservation of Common Stock for Issuance on Exercise of Warrants	37
11.2	Notice of Distributions	37
11.3	Cancellation of Warrants	37
12. MISCELLANEOUS
12.1	Money and Other Property Deposited with the Warrant Agent	37
12.2	Payment of Taxes	38
12.3	Surrender of Certificates	38
12.4	Mutilated, Destroyed, Lost and Stolen Warrant Certificates	38
12.5	Removal of Legends	39

12.6	Notices	40
12.7	Applicable Law; Jurisdiction	41
12.8	Persons Benefiting	41
12.9	Relationship to Investment Agreement and Stock Purchase Agreements	41
12.10	Counterparts	42
12.11	Amendments	42
12.12	Headings	42
12.13	Entire Agreement	42
12.14	Specific Performance	42

List of Exhibits

EXHIBIT A — Form of Warrant Certificate

EXHIBIT B — Form of Assignment

EXHIBIT C — Option Pricing Assumptions / Methodology

SCHEDULE A — Allocations of Warrants to Initial Investors and Vesting

SCHEDULE B — Warrant Agent Compensation

WARRANT AND REGISTRATION RIGHTS AGREEMENT

WARRANT AND REGISTRATION RIGHTS AGREEMENT, dated as of May 10, 2010 (together with the Warrants, this “Agreement”), by and between General Growth Properties, Inc., a Delaware corporation (the “Company”), and Mellon Investor Services LLC, a New Jersey limited liability company (together with its successors and assigns, the “Warrant Agent”).

WITNESSETH:

WHEREAS, the Company is issuing and delivering warrant certificates (the “Warrant Certificates”) evidencing Warrants to purchase up to an aggregate of 102,857,143 shares of its Common Stock, subject to adjustment, including (a) 60,000,000 shares of its Common Stock, subject to adjustment, in connection with that certain Cornerstone Investment Agreement, dated as of March 31, 2010, by and between REP Investments LLC and the Company (as amended from time to time, the “Investment Agreement”), (b) 42,857,143 shares of its Common Stock, subject to adjustment, in connection with that certain Stock Purchase Agreement, dated as of March 31, 2010, by and between each of The Fairholme Fund and The Fairholme Focused Income Fund (each a “Fairholme Purchaser”, and collectively, the “Fairholme Purchasers”) and the Company (as amended from time to time, the “Fairholme Stock Purchase Agreement”) and (c) 0 shares of its Common Stock in connection with that certain Stock Purchase Agreement, dated as of March 31, 2010, by and between each of Pershing Square, L.P., Pershing Square II, L.P., Pershing Square International, Ltd. and Pershing Square International V, Ltd. (each, a “Pershing Square Purchaser”, collectively, the “Pershing Square Purchasers”, and each of the Brookfield Purchaser (as defined herein), the Fairholme Purchasers and Pershing Square Purchasers, a “Purchaser”) and the Company (as amended from time to time, the “Pershing Square Stock Purchase Agreement” and, together with the Fairholme Stock Purchase Agreement, the “Stock Purchase Agreements”) pursuant to each of which each Purchaser has agreed to make an equity investment in the Company upon the terms and subject to the conditions specified therein; and

WHEREAS, the Company desires the Warrant Agent to act on behalf of the Company, and the Warrant Agent is willing so to act, in connection with the issuance, transfer, exchange, replacement and exercise of the Warrant Certificates and other matters as provided herein;

NOW, THEREFORE, in consideration of the foregoing and for the purpose of defining the terms and provisions of the Warrants and the respective rights and obligations thereunder of the Company and the record holders of the Warrants, the Company and the Warrant Agent each hereby agree as follows:

1.                                      DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

Affiliate:  of any particular Person means any other Person controlling, controlled by or under common control with such particular Person.  For the purposes of this definition, (i) “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise and (ii) none of the Initial Investors or their Affiliates shall be deemed to “control” the Company or any of the Company’s controlled Affiliates prior to such Initial Investor or Affiliate, as applicable, acquiring or becoming part of the acquiring group for purposes of clauses (i) or (ii) or combining with the Company for purposes of clause (iii) of the definition of Change of Control Event.

Announcement Date:  the meaning set forth in Section 5.4.

Board:  the board of directors of the Company.

Brookfield Consortium Member:  as defined in the Investment Agreement.

Brookfield Investors: means, collectively, the Brookfield Consortium Members.

Brookfield Purchaser:  the Purchaser defined in the Investment Agreement.

Business Day:  any day that is not a Saturday, Sunday, or a day on which banks in the states of New York or New Jersey are required or permitted to be closed.

Cash Consideration Ratio:  means, in connection with a Mixed Consideration Merger, a fraction, (i) the numerator of which shall be the aggregate Fair Market Value of cash and all other property (other than Public Stock) that holders of Common Stock will receive for each such share of Common Stock in connection with such Mixed Consideration Merger, and (ii) the denominator of which shall be the Fair Market Value of all of the consideration holders of Common Stock will receive for each such share of Common Stock in connection with such Mixed Consideration Merger; provided, that, if the holders of Common Stock have the opportunity to elect the consideration to be received in such Mixed Consideration Merger, the Cash Consideration Ratio shall be determined by reference to the weighted average of the types and amounts of consideration received in such transaction in respect of shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company.

Cash Redemption Value:  the meaning set forth in Section 6.1.

Certificate of Incorporation:  the Company’s certificate of incorporation (or equivalent organizational document), as amended from time to time.

Change of Control Event:  an event or series of events, by which (i) any Person or group of Persons shall have acquired beneficial ownership (within the meaning of Rule 13d-3(a) promulgated by the SEC under the Exchange Act), directly or indirectly, of fifty percent (50%) or more (by voting power) of the outstanding shares of Voting Securities, (ii) all or substantially all of the consolidated assets of the Company are sold, leased (other than leases to tenants in the ordinary course of business), exchanged or transferred to any Person or group of Persons, (iii) the Company is consolidated, merged, amalgamated, reorganized or otherwise enters into a similar transaction in which it is combined with another Person (in each case, other than pursuant to the Plan), unless shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company remain unchanged or are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights or cash received in lieu of fractional shares) the right to receive as consideration Public Stock and the

Persons who beneficially own the outstanding Voting Securities of the Company immediately before consummation of the transaction beneficially own a majority (by voting power) of the outstanding Voting Securities of the combined or surviving entity or new parent immediately thereafter, (iv) the Company engages in a reclassification or similar transaction pursuant to which shares of Common Stock are converted into the right to receive anything other than Public Stock, or (v) the holders of capital stock of the Company have approved any plan or proposal for the liquidation or dissolution of the Company; provided that with respect to an election by any Holder pursuant to Section 6.1, no event or series of events shall constitute a Change of Control Event if (x) such event or series of events is not approved by a majority of the disinterested directors of the Company and (y) such Holder or any of its Affiliates is the acquiror or part of the acquiring group for purposes of clause (i) or (ii) above or is combined with the Company for purposes of clause (iii) above.  For purposes of this definition, a “group” means a group of Persons within the meaning of Rule 13d-5 under the Exchange Act.

Closing Sale Price:  as of any date, the last reported per share sales price of a share of Common Stock or the applicable security on such date (or, if no last reported sale price is reported, the average of the bid and ask prices or, if more than one in either case, the average of the average bid and the average ask prices on such date) as reported on the New York Stock Exchange, or if the Common Stock or such other security is not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange or quotation system on which the Common Stock or such other security is then listed or quoted; provided, however, that in the absence of such listing or quotations, the Closing Sale Price shall be determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such Common Stock or securities are fully distributed and are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

Code:  the U.S. Internal Revenue Code of 1986, as amended.

Common Stock:  the common stock, par value $0.01, of the Company.

Company:  the meaning set forth in the preamble to this Agreement and its successors and assigns.

Distribution:  the meaning set forth in Section 5.2.

Exchange Act:  the U.S. Securities Exchange Act of 1934, as amended.

Exercise Date:  the meaning set forth in Section 3.4.

Exercise Price:  the meaning set forth in Section 3.1.

Expiration Date:  the meaning set forth in Section 3.3.

Fairholme Investors: all members, collectively, of the Fairholme Purchaser Group.

Fairholme Purchasers:  the meaning set forth in the recitals hereto.

Fairholme Purchaser Group: the Purchaser Group defined in the Fairholme Stock Purchase Agreement.

Fairholme Stock Purchase Agreement:  the meaning set forth in the recitals hereto.

Fair Market Value:

(i)                                     in the case of shares or securities, the average of the daily volume weighted average prices per share of such shares or securities for the ten consecutive trading days immediately preceding the day as of which Fair Market Value is being determined, as reported on the New York Stock Exchange, or if such shares or securities are not listed on the New York Stock Exchange, as reported by the principal U.S. national or regional securities exchange or quotation system on which such shares or securities are then listed or quoted; provided, however, if (x) such shares or securities are not listed or quoted on the New York Stock Exchange or any U.S. national or regional securities exchange or quotations system or (y) a transaction impacting such shares or securities makes it unjust or inequitable to value such shares or securities in the manner provided above as reasonably determined in good faith by the Board, then the Fair Market Value of such securities shall be the fair market value per share or unit of such shares or securities as determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such shares or other securities are fully distributed and are to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

(ii)                                  in the case of cash, the amount thereof.

(iii)                               in the case of other property, the Fair Market Value of such property shall be the fair market value thereof as determined by an Independent Financial Expert appointed for such purpose, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such property is to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors.

Full Physical Settlement:  the settlement method pursuant to which an exercising Holder shall be entitled to receive from the Company, for each Warrant exercised, a number of shares of Common Stock equal to the Full Physical Share Amount in exchange for payment by the Holder of the aggregate Exercise Price applicable to such Warrant.

Full Physical Share Amount:  the meaning set forth in Section 3.4(a).

GGO Warrants: the meaning set forth in Section 11.3.

Holders:  from time to time, the holders of the Warrants and, unless otherwise provided or indicated herein, the holders of the Registrable Securities.

Independent Financial Expert:  a nationally recognized financial advisory firm mutually agreed by the Company and the Majority Holders. If the Company and the Majority Holders are unable to agree on an Independent Financial Expert for a valuation contemplated herein, each of them shall choose promptly a separate Independent Financial Expert and these two Independent Financial Experts shall choose promptly a third Independent Financial Expert to conduct such valuation.

Initial Investor:  means, as applicable, (i) the Fairholme Purchasers, (ii) Pershing Square Capital Management, L.P. and (iii) the Brookfield Purchaser; provided that, solely for the purposes of this definition, in the event the Brookfield Purchaser is not in existence, the Brookfield Purchaser shall be Brookfield Asset Management Inc. or an Affiliate designated by Brookfield Asset Management Inc.

Initiating Holder(s):  the meaning set forth in Section 4.1(b).

Investment Agreement:  the meaning set forth in the recitals hereto.

Loss:  the meaning set forth in Section 4.7(a)(i).

Majority Holders:  means at any time Holders of a majority in number of the outstanding Warrants not held by the Company or any of the Company’s Affiliates.

Mixed Consideration Merger:  means an event described in clause (iii) of the definition of Change of Control Event pursuant to which all of the outstanding shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights or cash received in lieu of fractional shares) the right to receive as consideration a combination of (i) Public Stock and (ii) other securities, cash or other property.

Net Share Amount:  the meaning set forth in Section 3.4(b).

Net Share Settlement:  the settlement method pursuant to which an exercising Holder shall be entitled to receive from the Company, for each Warrant exercised, a number of shares of Common Stock equal to the Net Share Amount without any payment therefor.

New Warrants:  the meaning set forth in Section 11.3.

Organic Change:  the meaning set forth in Section 5.5.

Other Stockholders:  means Persons (other than Holders) who, by virtue of agreements with the Company (other than this Agreement), are entitled to include their securities in a registration.

Pershing Investors: all members, collectively, of the Pershing Purchaser Group.

Pershing Square Purchasers:  the meaning set forth in the recitals hereto.

Pershing Purchaser Group: the Purchaser Group defined in the Pershing Stock Purchase Agreement.

Pershing Square Stock Purchase Agreement:  the meaning set forth in the recitals hereto.

Person:  any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, limited liability partnership, trust, unincorporated organization or government or any agency or political subdivision thereof.

Plan:  the plan of reorganization as contemplated by the Plan Term Sheet attached as Exhibit A to the Investment Agreement and Stock Purchase Agreements.

Preliminary Change of Control Event:  with respect to the Company, the first public announcement that describes the economic terms of a transaction that results in a Change of Control Event.

Premium Per Post-Tender Share:  the meaning set forth in Section 5.4.

Prospectus: the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

Public Stock:  means common stock listed on a recognized U.S. national securities exchange with an aggregate market capitalization (held by non-Affiliates of the issuer) in excess of $1 billion in Fair Market Value.

Purchaser Group:  (a) means with respect to Brookfield Purchaser, the Brookfield Consortium Members, (b) with respect to Fairholme Purchasers, the Fairholme Purchaser Group and (c) with respect to Pershing Square Purchasers, the Pershing Purchaser Group.

Public Stock Merger:  means an event described in clause (iii) of the definition of Change of Control Event pursuant to which all of the outstanding shares of Common Stock held by holders who are not affiliated with the Company or any entity acquiring the Company are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights or cash received in lieu of fractional shares) the right to receive as consideration Public Stock.

Purchaser:  the meaning set forth in the recitals hereto.

Qualifying Employee Stock:  means (i) rights and options issued in the ordinary course of business under employee benefits plans and any securities issued after the date hereof upon exercise of such rights and options and (ii) restricted stock and restricted stock units issued after the date hereof in the ordinary course of business under employee benefit plans and securities issued after the date hereof in settlement of any such restricted stock units.

Registrable Securities:  means all Warrants and shares of Common Stock issuable under the Warrants to each Initial Investor (or their designee(s) in accordance with the last sentence of Section 2.2(a)) or otherwise held by each Initial Investor or their designee(s) as of the date hereof and at any time during the term of this Agreement.  Registrable Securities shall continue to be Registrable Securities (whether they continue to be held by each Initial Investor or their designee(s) or are transferred or sold to other Persons pursuant to this Agreement) until (i) they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) after such securities have been sold pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A), (iii) they shall have otherwise been transferred and new securities not subject to transfer restrictions under any federal securities laws and not bearing any legend restricting further transfer shall have been delivered by the Company, all applicable holding periods shall have expired, and no other applicable and legally binding restriction on transfer by the holder thereof shall exist, (iv) they are eligible for sale pursuant to Rule 144 under the Securities Act without limitation thereunder on volume or manner of sale, or (v) when such securities cease to be outstanding.

Registration Expenses:  mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration and filing fees, printing expenses, the reasonable fees and disbursements of one counsel for all Holders (which counsel shall be selected by a majority of the selling Holders), fees and reasonable disbursements of counsel for the Company, Blue Sky fees and expenses, and expenses of the Company’s independent accountants in connection with any regular or special reviews or audits incident to or required by any such registration, but shall not include Selling Expenses.

Registration Rights:  the rights of Holders set forth in Article 4 to have Registrable Securities registered under the Securities Act for sale under one or more effective Registration Statements.

Registration Statement:  any registration statement filed by the Company under the Securities Act pursuant to the Registration Rights, including the related Prospectus, any amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement.

register, registered, and registration:  shall refer to, unless the context dictates otherwise, a registration effected by preparing and (a) filing a Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of effectiveness of such Registration Statement or (b) filing a Prospectus and/or prospectus supplement in respect of an appropriate effective Registration Statement.

Rule 144, Rule 405 and Rule 415:  mean, in each case, such rule promulgated under the Securities Act (or any successor provision), as the same shall be amended from time to time.

Sale:  the meaning set forth in Section 3.6(a) of this Agreement.

Scheduled Black-Out Period:  means the period from and including the last day of a fiscal quarter of the Company to and including the earliest of (i) the Business Day after the day on which the Company publicly releases its earnings information for such quarter or annual earnings information, as applicable, and (ii) the day on which the executive officers and directors of the Company are no longer prohibited by Company policies applicable with respect to such quarterly earnings period from buying or selling equity securities of the Company.

S-1 Registration Statement:  means a registration statement of the Company on Form S-1 (or any comparable or successor form) filed with the SEC registering any Registrable Securities.

SEC:  the U.S. Securities and Exchange Commission.

Securities Act:  the U.S. Securities Act of 1933, as amended.

Securities Exchange Act:  the U.S. Securities Exchange Act of 1934, as amended.

Sell: the meaning set forth in Section 3.6(a) of this Agreement.

Selling Expenses:  mean all discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and all fees and disbursements of counsel for each of the Holders other than the reasonable fees and expenses of one counsel for all of the Holders which shall be paid for by the Company as provided in the definition of Registration Expenses.

Settlement Date:  means, in respect of a Warrant that is exercised hereunder, a reasonable time, not to exceed three Business Days, immediately following the Exercise Date for such Warrant.

Shelf Registration Statement:  means a “shelf” registration statement of the Company that covers all the Registrable Securities (and may cover other securities of the Company) on Form S-3 and under Rule 415 or, if the Company is not then eligible to file on Form S-3, on Form S-1 under the Securities Act, or any successor rule that may be adopted by the Commission, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and any document incorporated by reference therein.

Stock Consideration Ratio:  means, in connection with a Mixed Consideration Merger, 1 — the Cash Consideration Ratio for such Mixed Consideration Merger.

Stock Dividend:  the meaning set forth in Section 5.1.

Stock Purchase Agreements:  the meaning set forth in the recitals to this Agreement.

Supermajority Holders:  means at any time Holders of two-thirds or greater in number of the outstanding Warrants not held by the Company or any of the Company’s Affiliates.

Suspension Limit: the meaning set forth in Section 4.4.

Underlying Common Stock:  the shares of Common Stock issuable or issued upon the exercise of the Warrants.

Voting Securities:  means any securities of the Company, surviving entity or parent, as applicable, having power generally to vote in the election of directors of the Company, surviving entity or parent, as applicable.

Warrant Agent:  the meaning set forth in the preamble to this Agreement.

Warrant Certificates:  the meaning set forth in the recitals to this Agreement.

Warrant Registrar:  the meaning set forth in Article 7.

Warrants:  the warrants issued by the Company from time to time pursuant to this Agreement.

2.                                      ORIGINAL ISSUE OF WARRANTS.

2.1                                 Form of Warrant Certificates.  The Warrant Certificates shall be in registered form only and substantially in the form attached hereto as Exhibit A, with such appropriate instructions, omissions, substitutions and other variations as are required or permitted by this Agreement (but which do not affect the rights, duties or responsibilities of the Warrant Agent) shall be dated the date on which countersigned by the Warrant Agent and may have such legends and endorsements typed, stamped, printed, lithographed or engraved thereon as provided in Section 3.6(f) and as required by the Certificate of Incorporation or as may be required to comply with any law or with any rule or regulation pursuant thereto or with any rule or regulation of any securities exchange on which the Warrants may be listed.

2.2                                 Execution and Delivery of Warrant Certificates; Vesting.

(a)                                  Simultaneously with the execution of this Agreement, Warrant Certificates evidencing such total number of Warrants to be delivered to each Initial Investor as set forth on Schedule A shall be executed by the Company and delivered to the Warrant Agent for countersignature, by manual or facsimile signature, and the Warrant Agent shall thereupon countersign and deliver such Warrant Certificates to each Initial Investor (or their designee(s) in accordance with the last sentence of this Section 2.2(a)).  The Warrant Certificates shall be executed on behalf of the Company by its President or a Vice President, either manually or by facsimile signature printed thereon.  Each Initial Investor, in its sole discretion, may designate that some or all of its Warrants and Warrant Certificates be issued in the name of, and delivered to, one or more of the members of its Purchaser Group.

(b)                                 The Warrants evidenced by the Warrant Certificates delivered pursuant to Section 2.2(a) shall vest in the amounts and at the times set forth on Schedule A; provided, that any Warrants delivered to an Initial Investor (or their designee(s) in accordance with the last sentence of Section 2.2(a)) that have not vested on or prior to the first date on which (x) the Investment Agreement or Stock Purchase Agreement applicable with respect to such Initial Investor has been terminated in accordance with its terms and (y) the Warrant Agent has received written notice from the Company of such termination, shall no longer be eligible for vesting and shall be deemed cancelled.

(c)                                  From time to time, the Warrant Agent shall countersign and deliver Warrant Certificates in required denominations to Persons entitled thereto in connection with any transfer or exchange permitted under this Agreement. The Warrant Agent is hereby irrevocably (but subject to Article 9) authorized to countersign and deliver Warrant Certificates as required by Section 2.2, Section 3.4, Article 7, and Section 12.4 or otherwise as provided herein. The

Warrant Certificates shall be executed on behalf of the Company by its President or a Vice President, either manually or by facsimile signature printed thereon. The Warrant Certificates shall be countersigned by the Warrant Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose signature shall have been placed upon any of the Warrant Certificates shall cease to be such officer of the Company before countersignature by the Warrant Agent and issue and delivery thereof, such Warrant Certificates may, nevertheless, be countersigned by the Warrant Agent, either manually or by facsimile signature printed thereon, and issued and delivered with the same force and effect as though such Person had not ceased to be such officer of the Company

(d)                                 No Warrant Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose, and no Warrant evidenced thereby may be exercised, unless such Warrant Certificate has been countersigned by the manual or facsimile signature of the Warrant Agent.  Such signature by the Warrant Agent upon any Warrant Certificate executed by the Company shall be conclusive evidence that such Warrant Certificate has been duly issued under the terms of this Agreement.

3.                                      EXERCISE PRICE; EXERCISE OF WARRANTS AND EXPIRATION OF WARRANTS.

3.1                                 Exercise Price.  Each Warrant Certificate shall, when countersigned by the Warrant Agent, entitle the Holder thereof, subject to the provisions of this Agreement, to purchase, except as provided in Section 3.3 hereof, one share of Common Stock for each Warrant represented thereby, subject to all adjustments made on or prior to the date of exercise thereof, at an exercise price (the “Exercise Price”) of $15.00 per share, subject to all adjustments made on or prior to the date of exercise thereof as herein provided.

3.2                                 Exercise of Warrants.  The Warrants shall be exercisable in whole or in part from time to time on any Business Day beginning on the date hereof and ending on the Expiration Date, in the manner provided for herein; provided, that the Warrants issued to each Initial Investor (or their designee(s) in accordance with the last sentence of Section 2.2(a)) shall not be exercisable in whole or in part until 61 days after the date on which the Investment Agreement or Stock Purchase Agreement applicable to such Initial Investor shall have been terminated in accordance with its terms.  For the avoidance of doubt, Warrants that have not vested in accordance with Schedule A may not be exercised.

3.3                                 Expiration of Warrants.  Any unexercised Warrants shall expire and the rights of the Holders of such Warrants to purchase Underlying Common Stock shall terminate at the close of business on May 10, 2017 (the “Expiration Date”).

3.4                                 Method of Exercise; Settlement of Warrant.  In order to exercise a Warrant, the Holder thereof must (i) surrender the Warrant Certificate evidencing such Warrant to the Warrant Agent, with the form on the reverse of or attached to the Warrant Certificate properly completed and duly executed (the date of the surrender of such Warrant Certificate, the “Exercise Date”), and (ii) if Net Share Settlement is not elected, deliver in full the aggregate Exercise Price then in effect for the shares of Underlying Common Stock as to which a Warrant Certificate is submitted for exercise, not later than the Settlement Date as more fully set forth herein.  Full Physical Settlement shall apply to each Warrant unless the Holder elects for Net Share Settlement to apply upon exercise of such Warrant.  Such election shall be made in the form on the reverse of or attached to the Warrant Certificate for such Warrant.

(a)                                  If Full Physical Settlement is applicable with respect to the exercise of a Warrant, then, for each Warrant exercised hereunder (i) prior to 11:00 a.m., New York City time, on the Settlement Date for such Warrant, the Holder shall pay the aggregate Exercise Price (determined as of such Exercise Date) for the number of shares of Common Stock obtainable upon exercise of such Warrant at such time by federal wire or other immediately available funds payable to the order of the Company to the account maintained by the Warrant Agent and notified to the Holder upon request of the Holder, and (ii) on the Settlement Date, following receipt by the Warrant Agent of such Exercise Price, the Company shall cause to be delivered to the Holder the number of shares of Common Stock obtainable upon exercise of each Warrant at such time (the “Full Physical Share Amount”), together with cash in respect of any fractional shares of Common Stock as provided in Section 3.4(f).

(b)                                 If Net Share Settlement is applicable with respect to the exercise of a Warrant, then, for each Warrant exercised hereunder, on the Settlement Date for such Warrant, the Company shall cause to be delivered to the Holder a number of shares of Common Stock (which in no event will be less than zero) (the “Net Share Amount”) equal to (i) the number of shares of Common Stock obtainable upon exercise of such Warrant at such time, multiplied by (ii) the Closing Sale Price on the relevant Exercise Date, minus the Exercise Price (determined as of such Exercise Date), divided by (iii) such Closing Sale Price, together with cash in respect of any fractional shares of Common Stock as provided in Section 3.4(f).  The Warrant Agent shall not take any action under this Section unless and until the Company has provided it with written instructions containing the Net Share Amount.  The Warrant Agent shall have no duty or obligation to investigate or confirm whether the Company’s determination of the number of the Net Share Amount is accurate or correct.

(c)                                  Upon surrender of a Warrant Certificate in conformity with the foregoing provisions and receipt by the Warrant Agent of the Exercise Price therefor or, in the event of Net Share Settlement, upon the election by a Holder for Net Share Settlement, the Warrant Agent shall thereupon promptly notify the Company, and the Company shall instruct its transfer agent to transfer to the Holder of such Warrant Certificate appropriate evidence of ownership of any shares of Underlying Common Stock or other securities or property to which the Holder is entitled, registered or otherwise placed in, or payable to the order of, such name or names as may be directed in writing by the Holder, and shall deliver such evidence of ownership to the Person or Persons entitled to receive the same, together with cash in respect of any fractional shares of Common Stock as provided in Section 3.4(f), provided that if the Holder shall direct that such securities be registered in a name other than that of the Holder, such direction shall be tendered in conjunction with a signature guarantee by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent, and any other reasonable evidence of authority that may be required by the Warrant Agent.  Upon receipt by the Warrant Agent of the Exercise Price therefor or, in the event of Net Share Settlement, upon the election by a Holder for Net Share Settlement, a Holder shall be deemed to own and have all of the rights associated with any Underlying Common Stock or other securities or property to which such Holder is entitled pursuant to this Agreement upon the surrender of a Warrant Certificate in accordance with this Agreement.

(d)                                 The Company acknowledges that the bank accounts maintained by the Warrant Agent in connection with its performance under this Agreement shall be in the Warrant Agent’s name and that the Warrant Agent may receive investment earnings in connection with the investment at the Warrant Agent’s risk and for its benefit of funds held in those accounts from time to time.  The Warrant Agent shall remit any payments received in connection with the exercise of Warrants to the Company as soon as practicable and in any event within three Business Days by federal wire or other immediately available funds to an account selected by the Company and notified in writing to the Warrant Agent.

(e)                                  If fewer than all the Warrants represented by a Warrant Certificate are surrendered, such Warrant Certificate shall be surrendered and a new Warrant Certificate of the same tenor and for the number of Warrants that were not surrendered shall promptly be executed and delivered to the Warrant Agent by the Company. The Warrant Agent shall promptly countersign, by either manual or facsimile signature, the new Warrant Certificate, register it in such name or names as may be directed in writing by the Holder and deliver the new Warrant Certificate to the Person or Persons entitled to receive the same.

(f)                                    The Company shall not be required to issue any fraction of a share of Common Stock upon exercise of any Warrants; provided, that, if more than one Warrant shall be exercised hereunder at one time by the same Holder, the number of full shares of Common Stock which shall be issuable upon exercise thereof shall be computed on the basis of all Warrants so exercised, and shall include the aggregation of all fractional shares of Common Stock issuable upon exercise of such Warrants.  If after giving effect to the aggregation of all shares of Common Stock (and fractions thereof) issuable upon exercise of Warrants by the same Holder at one time as set forth in the previous sentence, any fraction of a share of Common Stock would, except for the provisions of this Section 3.4(f), be issuable on the exercise of any Warrant or Warrants, the Company shall pay the Holder cash in lieu of such fractional share valued at the Closing Sale Price on the Exercise Date.

3.5                                 Transferability of Warrants and Common Stock.  Except as any Holder may otherwise agree in writing, any Warrants, all rights with respect thereto and any shares of Underlying Common Stock may be sold, transferred or disposed of, in whole or in part, without any requirement of obtaining the consent of the Company to so sell, transfer or dispose of, provided that any such sale, transfer or disposition shall be in accordance with the terms of this Agreement, including, without limitation, Article 7 hereof.

3.6                                 Compliance with Law.  (a) To the extent the Warrants are Registrable Securities, no Warrant may be exercised (and the Warrant Agent shall be under no obligation to process any exercise), and no Registrable Securities may be sold, transferred, hypothecated, pledged or otherwise disposed of (any such sale, transfer or other disposition, a “Sale”, and the action of making any such sale, transfer or other disposition, to “Sell”), except in compliance with applicable Federal and state securities and other applicable laws and this Section 3.6.

(b)                                 A Holder may exercise its Warrants if it is an “accredited investor” or a “qualified institutional buyer”, as defined in Regulation D and Rule 144A under the Securities Act, respectively, and, a Holder may Sell its Registrable Securities to a transferee that is an “accredited investor” or a “qualified institutional buyer”, as such terms are defined in such Regulation and such Rule, respectively, provided that each of the following conditions is satisfied:

(i)                                     such Holder or transferee, as the case may be, provides certification establishing to the reasonable satisfaction of the Company that it is an “accredited investor”;

(ii)                                  such Holder or transferee represents to the Company in writing that it is acquiring the Underlying Common Stock (in the case of an exercise) or Registrable Securities (in the case of a Sale) for its own account and that it is not acquiring such Underlying Common Stock or the Registrable Securities with a view to, or for offer or Sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States or any applicable state thereof, but subject, nevertheless, to the disposition of its property being at all times within its control;

(iii)                               such Holder or transferee agrees to be bound by the provisions of this Section 3.6 with respect to any exercise of the Warrants and any Sale of the Registrable Securities; and

(iv)                              such Holder or transferee represents and warrants in writing to the Company that the Holder or transferee has sufficient knowledge and experience in investment transactions of this type to evaluate the merits and risks of the exercise of its Warrants and/or purchase of the Underlying Common Stock, as applicable.

(c)                                  A Holder may exercise its Warrants and may Sell its Registrable Securities in accordance with Regulation S under the Securities Act.

(d)                                 A Holder may exercise its Warrants or Sell its Registrable Securities if:

(i)                                     such Holder gives written notice to the Company of its intention to exercise or effect such Sale, which notice shall describe the manner and circumstances of the proposed transaction in reasonable detail;

(ii)                                  such notice includes a customary opinion from internal or external counsel to the Holder to the effect that, in either case, such proposed exercise or Sale may be effected without registration under the Securities Act or under applicable Blue Sky laws; and

(iii)                               such Holder or transferee complies with Sections 3.6(b)(ii), 3.6(b)(iii), and 3.6(b)(iv).

(e)                                  subject to Section 12.5, each certificate representing securities issued pursuant to the exercise of the Warrants shall bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AND REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 10, 2010 BETWEEN GENERAL GROWTH PROPERTIES, INC. (THE “COMPANY”), AND MELLON INVESTOR SERVICES LLC, AS WARRANT AGENT. A COPY OF SUCH WARRANT AND REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

(f)                                    subject to Section 12.5, each certificate representing the Warrants shall bear the following legend:

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AND REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 10, 2010 BETWEEN GENERAL GROWTH PROPERTIES, INC.  (THE “COMPANY”) AND MELLON INVESTOR SERVICES LLC, AS WARRANT AGENT. A COPY OF SUCH WARRANT AND REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

(g)                                 the provisions of Section 3.6 shall not apply to, and any Holder may exercise its Warrants and Sell its Registrable Securities:

(i)                                     in a transaction that is registered under the Securities Act; and

(ii)                                  in a transaction pursuant to Rule 144 of the Exchange Act; and

(iii)                               in a transaction following receipt of a legal opinion of counsel to a Holder that the applicable Registrable Securities are eligible for resale by the Holder without volume limitations or other limitations under Rule 144

(h)                                 The Warrant Agent shall not take any action under this Section unless and until it has received appropriate instructions from the Company and a certification of compliance with applicable state and federal securities laws from the Company.

4.                                      REGISTRATION RIGHTS AND PROCEDURES AND LISTING.

4.1                                 Applicability; Registration.

(a)                                  Subject to the limitations and conditions of this Section 4.1, upon the request of any Holder, the Company shall use reasonable best efforts to cause a Shelf Registration Statement to be declared or become effective covering all Registrable Securities no later than the effective date of a plan of reorganization of the Company (including without limitation the Plan), and use reasonable best efforts to keep such Shelf Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of all Registrable Securities for the period from the date of its initial effectiveness until such time as there are no Registrable Securities remaining in accordance with such plan of distribution as may be reasonably requested by Holders of Registrable Securities from time to time.  The underwriting provisions set forth in Section 4.1(e) hereof shall apply to an underwritten public offering requested by a Holder using such Shelf Registration Statement effected pursuant to this Section 4.1(a), provided, that the limitations set forth in Section 4.1(e) shall only apply with respect to such underwritten public offering and not more generally to the Shelf Registration Statement.

(b)                                 Subject to the conditions of this Section 4.1, if the Company shall receive from any Holder or group of Holders (such Holder or group of Holders, the “Initiating Holder(s)”), a written request that the Company effect a registration with respect to Registrable Securities owned by such Initiating Holder(s) having an estimated aggregate Fair Market Value of at least $75 million, the Company shall:

(i)                                     use its reasonable best efforts to file a Registration Statement with the SEC in accordance with the request of the Initiating Holder(s), including without limitation the method of disposition specified therein and covering resales of the Registrable Securities requested to be registered, as promptly as reasonably practicable but no later than (x) in the case of a Registration Statement other than an S-1 Registration Statement, within 30 days of receipt of the request or (y) in the case of an S-1 Registration Statement, within 60 days of receipt of the request;

(ii)                                  use reasonable best efforts to cause such Registration Statement to be declared or become effective as promptly as practicable, but in no event later than 60 days after the date of initial filing of a Registration Statement pursuant to Section 4.1(b)(i); and

(iii)                               use reasonable best efforts to keep such Registration Statement continuously effective and in compliance with the Securities Act and usable for resale of such Registrable Securities for the period as requested in writing by the Initiating Holder(s) or such longer period as may be requested in writing by any Holder participating in such registration (which periods shall be extended to the extent of any suspensions of sales pursuant to Sections 4.1(c) or 4.4);

provided, that (x) the number of demand registrations that the Brookfield Investors shall be entitled to effect pursuant to this Section 4.1(b) shall be no more than three such demand registrations in total and no more than one such demand registration in any 12-month period, (y) the number of demand registrations that The Fairholme Fund shall be entitled to effect pursuant to this Section 4.1(b) shall be no more than three such demand registrations in total and no more than one such demand registration in any 12-month period (The Fairholme Focused Income Fund will not be entitled to exercise demand registration rights under this Section 4.1(b)), and (z) the number of demand registrations that the Pershing Investors shall be entitled to effect pursuant to this Section 4.1(b) shall be no more than three such demand registrations in total and no more than one such demand registration in any 12-month period; provided, further, that the Company shall be permitted, with the consent of the Initiating Holder(s) not to be unreasonably withheld, to file a post-effective amendment or prospectus supplement to the Shelf Registration Statement filed pursuant to Section 4.1(a) in lieu of an additional registration statement pursuant to Section 4.1(b) to the extent the Company reasonably determines that the Registrable Securities of the Initiating Holder(s) may be sold thereunder by such Initiating Holder(s) pursuant to their intended plan of distribution (in which case such post-effective amendment or demand registration statement shall not be counted against the limited number of demand registrations).  It shall not be unreasonable if, following the recommendation of an underwriter, the Initiating Holder(s) do not consent to the Company filing a post-effective amendment or prospectus supplement to the Shelf Registration Statement filed pursuant to Section 4.1(a) in lieu of an additional registration statement requested by the Initiating Holder(s).

(c)                                  Notwithstanding anything to the contrary contained herein, the Company shall not be required to effect a registration pursuant to this Section 4.1: (i) with respect to securities that are not Registrable Securities; (ii) subject to Section 4.1(h), during any Scheduled Black-Out Period; or (iii) if the Company has notified the Holders that in the good faith judgment of the Company, it would be materially detrimental to the Company or its security holders for such registration to be effected at such time, in which event the Company shall have the right to defer such registration for a period of not more than 60 days; provided that (A) such right to delay a registration pursuant to clause (iii) shall be exercised by the Company only if the Company has generally exercised (or is concurrently exercising) similar black-out rights against holders of similar securities that have registration rights, if any, and (B) any rights to delay registration pursuant to clauses (ii) or (iii) shall be subject to the Suspension Limit described in Section 4.4.

(d)                                 If the Company shall determine to register any of its securities either (x) for its own account, (y) for the account of the Holders listed in Section 4.1(b) pursuant to the terms thereof, or (z) for the account of Other Stockholders (other than (A) a registration relating solely to employee benefit plans, (B) a registration relating solely to a Rule 145 transaction under the Securities Act or (C) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a Registration Statement), the Company will, subject to the conditions set forth in this Section 4.1(d):

(i)                                     promptly give to each of the Holders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

(ii)                                  subject to Section 4.1(f) below and any transfer restrictions any Holder may be a party to, include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by the Holders.  Such written request may specify all or a part of the Holders’ Registrable Securities and shall be received by the Company within ten (10) days after written notice from the Company is given under Section 4.1(d)(i) above.

(e)                                  If any Initiating Holder(s) intends to distribute Registrable Securities pursuant to Section 4.1(b) by means of an underwriting, it shall so advise the Company.  In the case of such an underwritten offering, the price, underwriting discount and other financial terms for the Registrable Securities shall be determined by the Initiating Holder(s).  If Other Stockholders or Holders, to the extent they have any registration rights under Section 4.1(d), request inclusion of their securities or Registrable Securities, respectively, in the underwriting, the Initiating Holder(s) shall offer to include such securities or Registrable Securities of such Other Stockholders or Holders, respectively, in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 4.1(e).  The Holders whose Registrable Securities are to be included in such registration and the Company shall (together with all Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the Initiating Holder(s) subject to approval by the Company not to be unreasonably withheld (which underwriters may also include a non-bookrunning co-manager selected by the Company subject to approval by the Initiating Holder(s)); provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Holder greater than the obligations of the Holders under Sections 4.7(b) and 4.8.  Notwithstanding any other provision of this Section 4.1(e), if the managing underwriter or underwriters advises the Holders in writing that marketing factors require a limitation on the number of securities to be underwritten, some or all of the securities of the Company held by the Other Stockholders shall be excluded from such registration to the extent so required by such limitation.  If, after the exclusion of such securities held by the Other Stockholders, further reductions are still required due to the marketing limitation, the number of Registrable Securities included in the registration by each Holder (including the Initiating Holder(s)) shall be reduced on a pro rata basis (based on the number of securities held by such Holders), by such minimum number of securities as is necessary to comply with such request.  No Registrable Securities or any other securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.  If any Holder or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms of the underwriting, such Person may elect to withdraw therefrom by providing written notice to the Company, the underwriter and the Initiating Holder(s).  The securities so withdrawn shall also be withdrawn from registration.  If the underwriter has not limited the number of Registrable Securities or other securities to be underwritten, the Company and executive officers and directors of the Company (whether or not such Persons have registration rights pursuant to Section 4.1(d) hereof) may include its or their securities for its or their own account in such registration if the managing underwriter or underwriters and the Company so agree and if the number of Registrable Securities and other securities which would otherwise have been included in such registration and underwriting will not thereby be limited.  The Company shall not be obligated to undertake more than (i) one underwritten offering requested by any of the Brookfield Investors pursuant to Sections 4.1(b) and 4.1(e) in any 12-month period, (ii) one underwritten offering requested by The Fairholme Fund pursuant to Section 4.1(b) and 4.1(e) in any 12-month period, and (iii) one underwritten offering requested by any of the Pershing Investors pursuant to Section 4.1(b) and 4.1(e) in any 12-month period.  The Holders shall reasonably cooperate in connection with requests for underwritten offerings pursuant to this Section 4.1(e) to cause the total number of days that the Company shall be subject to lock-ups in connection with any such underwritten offerings not to exceed 120 days in any 365-day period.

(f)                                    If the registration of which the Company gives notice pursuant to Section 4.1(d) is for a registered public offering involving an underwriting, the Company shall so advise each of the Holders as a part of the written notice given pursuant to Section 4.1(d) above.  In such event, the right of each of the Holders to registration pursuant to Section 4.1(d) shall be conditioned upon such Holders’ participation in such underwriting and the inclusion of such Holders’ Registrable Securities in the underwriting to the extent provided herein.  The Holders whose Registrable Securities are to be included in such registration shall (together with the Company and the Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for underwriting by the Company (other than a registration pursuant to Section 4.1(b) and notified by the Company pursuant to Section 4.1(d)(y), in which case Section 4.1(e) shall apply with respect to the selection of underwriters); provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Holder greater than the obligations of the Holders under Sections 4.7(b) and 4.8.  Notwithstanding any other provision of Section 4.1(d), if any registration in respect of which any Holder is exercising its rights under Section 4.1(d) involves an underwritten public offering (other than a registration pursuant to Section 4.1(b), in which case the provisions with respect to priority of inclusion in such registration set forth in Section 4.1(e) shall apply) and the managing underwriter or underwriters advises the Company that in its view marketing factors require a limitation on the number of securities to be underwritten, then there shall be included in such underwritten offering the number or dollar amount of securities of the Company that in the opinion of the managing underwriter or underwriters can be sold without adversely affecting such offering, and such number of securities of the Company shall be allocated for inclusion as follows: (1) first, all securities of the Company being sold by the Company for its own account; (2) second, all Registrable Securities requested to be included by the Holders and, solely with respect to an offering of Warrants following the 180th day after the effectiveness of a plan of reorganization of the Company, securities of the Company being sold by any Person (other than a Holder) with similar piggyback registration rights, pro rata, based on the number of securities beneficially owned by each such Holder and Person; and (3) third, among any other holders of securities of the Company requesting such registration, pro rata, based on the number of securities beneficially owned by each such holder.  If any of the Holders or any officer, director or Other Stockholder disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by providing written notice to the Company and the underwriter.  Any

Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

(g)                                 In the event any Holder requests or elects to participate in a registration pursuant to this Section 4.1 in connection with a distribution of Registrable Securities to its partners or members, the registration shall provide for the resale by such partners or members, if requested by such Holder.

(h)                                 The Company agrees to use reasonable best efforts to promptly respond to any request by any member of the Fairholme Purchaser Group to sell Registrable Securities under a Registration Statement or Prospectus during what would otherwise be a Scheduled Black-Out Period, provided that such consent can be given in compliance with applicable securities laws. In addition the Company agrees to use its reasonable best efforts to issue earnings releases as promptly as practicable following the end of quarterly reporting periods and to otherwise minimize the duration of Scheduled Black-Out Periods.

4.2                                 Expenses of Registration.  Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance hereunder shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder shall be borne by the holders of the securities so registered pro rata on the basis of the aggregate offering or sale price of the securities so registered.

4.3                                 Obligations of the Company.  In connection with the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably practicable and in accordance with the requested methods of distribution thereof, subject to the provisions of this Article 4:

(a)                                  Prepare and file with the SEC a prospectus supplement with respect to a proposed offering of Registrable Securities pursuant to an effective Registration Statement and, subject to Sections 4.1(b), 4.1(c) and 4.4, use reasonable best efforts to keep such Registration Statement effective or such prospectus supplement current, until the termination of the period contemplated in Section 4.5.

(b)                                 Prepare and file with the SEC such amendments and supplements to the applicable Registration Statement and the Prospectus or prospectus supplement used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement for the period set forth in paragraph (a) above.

(c)                                  Furnish to the Holders and any underwriters such number of copies of the applicable Registration Statement and each such amendment and supplement thereto (including in each case all exhibits) and of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned or to be distributed by them.

(d)                                 Use its reasonable best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders or any managing underwriter(s), to keep such registration or qualification in effect for so long as such Registration Statement remains in effect, and to take any other action which may be reasonably necessary to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such Holder; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e)                                  Notify each Holder of Registrable Securities at any time when a Prospectus relating thereto is required to be delivered under the Securities Act or the happening of any event as a result of which the applicable Prospectus, as then in effect, would include an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(f)                                    Give written notice to the Holders of Registrable Securities covered by a Registration Statement:

(i)                                     when any Registration Statement filed pursuant to Section 4.1 or any amendment thereto has been filed with the SEC and when such Registration Statement or any post-effective amendment thereto has become effective;

(ii)                                  of any request by the SEC for amendments or supplements to any Registration Statement or the Prospectus included therein or for additional information;

(iii)                               of the issuance by the SEC of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;

(iv)                              of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(v)                                 of the happening of any event that requires the Company to make changes in any effective Registration Statement or the Prospectus in order to make the statements therein not misleading (which notice shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made).

(g)                                 Use its reasonable best efforts to prevent the issuance or obtain the withdrawal of any order suspending the effectiveness of any Registration Statement referred to in Section 4.3(f)(iii) at the earliest practicable time.

(h)                                 Upon the occurrence of any event contemplated by Section 4.3(f)(v), as soon as is reasonably practicable prepare a post-effective amendment to such

Registration Statement or a supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the Holders and any underwriters, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Holders in accordance with Section 4.3(f)(v) to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Holders and any underwriters shall suspend use of such Prospectus and use their commercially reasonable efforts to return to the Company all copies of such Prospectus (at the Company’s expense) other than permanently filed copies then in such Holder’s or underwriter’s possession.

(i)                                     Use its reasonable best efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonably requested by the Holders or any managing underwriter(s).

(j)                                     Use its reasonable best efforts to take such actions as are under its control to become or remain a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period when such Registration Statement remains in effect.

(k)                                  With respect to underwritten public offerings permitted by this Agreement, enter into an underwriting agreement in form, scope and substance as is customarily entered into for similar underwritten secondary offerings of equity securities and take all such other actions reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith or by the managing underwriter(s), if any, to expedite or facilitate the underwritten disposition of such Registrable Securities, and in connection therewith as customary for any similar underwritten secondary offering, (i) make such representations and warranties to the Holders that are selling stockholders and the managing underwriter(s), if any, with respect to the business of the Company and its subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by the issuer in similar secondary underwritten offerings of equity securities, and confirm the same if and when requested, (ii) use its reasonable best efforts to furnish underwriters opinions of counsel to the Company, addressed to the managing underwriter(s), if any, covering the matters customarily covered in the opinions requested in similar secondary underwritten offerings of equity securities, (iii) use its reasonable best efforts to obtain “cold comfort” letters from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any business acquired by the Company for which financial statements and financial data are included in the Registration Statement) who have certified the financial statements included in such Registration Statement, addressed to each of the managing underwriter(s), if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with similar secondary underwritten offerings of equity securities, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures customary in similar secondary underwritten offerings of equity securities by similar companies, and (v) deliver such documents and certificates as may be reasonably requested by the Holders of a majority of the Registrable Securities being sold in connection therewith, their counsel and the managing underwriter(s), if any, to evidence the continued validity of the representations and warranties made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

(l)                                     Make available for inspection by a representative of Holders that are selling at least five percent (5%) of the Registrable Securities issued on the date hereof, the managing underwriter(s), if any, and any attorneys or accountants retained by such Holders or managing underwriter(s), at the offices where normally kept, during reasonable business hours, financial and other records and pertinent corporate documents of the Company, and cause the officers, directors and employees of the Company to supply all information in each case reasonably requested by any such representative, managing underwriter(s), attorney or accountant in connection with such Registration Statement; provided that this clause (l) shall only be applicable to a representative of such Holders that are selling stockholders and any attorneys or accountants retained by such Holders if such Holder is named in the applicable prospectus supplement as a Person who may be deemed to be an underwriter with respect to an offering and sale of Registrable Securities.

4.4                                 Suspension of Sales.  Notwithstanding anything to the contrary contained herein (but subject to the Suspension Limit described below), (i) subject to Section 4.1(h), during any Scheduled Black-Out Period or (ii) upon receipt of written notice from the Company that a Registration Statement or Prospectus contains or may contain an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that circumstances exist that make inadvisable use of such Registration Statement or Prospectus, the Holder of Registrable Securities shall forthwith discontinue the marketing of or disposition of Registrable Securities until termination of such Scheduled Black-Out Period, until the Holder has received copies of a supplemented or amended Prospectus, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed, and, if so directed by the Company, such Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. The total number of days that any such suspensions and any deferrals or delays in registration pursuant to Section 4.1(c) in the aggregate may be in effect in any 180 day period shall not exceed 60 days (the “Suspension Limit”).

4.5                                 Termination of Registration Rights.  A Holder’s Registration Rights as to any securities held by such Holder (and its affiliates, partners, members and former members) shall not be available unless such securities are Registrable Securities.

4.6                                 Furnishing Information.  It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 4.3 that the selling Holders and the underwriters, if any, shall furnish to the Company such information regarding themselves, the

Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registered offering of their Registrable Securities.

4.7                                 Indemnification.  (a)  In connection with each registration pursuant to Article 4, the Company agrees to indemnify and hold harmless (1) each selling Holder and each of its officers, directors, limited or general partners and members, (2) each member, limited or general partner of each such member, limited or general partner, (3) each of their respective Affiliates, officers, directors, shareholders, employees, advisors and agents, (4) each underwriter or agent participating in such offering, and (5) each Person, if any, who controls any selling Holder or any such underwriter or agent within the meaning of Section 15 of the Securities Act as follows:

(i)                                     against any and all loss, liability, claim, damage and expense (“Loss”) whatsoever, as incurred, arising out of an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of an untrue statement of a material fact included in any preliminary prospectus or the Prospectus or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(ii)                                  against any and all Loss whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided, however, that, with respect to any selling Holder or any underwriter or agent, this indemnity does not apply to any Loss to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by such selling Holder or underwriter or agent, respectively, expressly for use in the Registration Statement, or any preliminary prospectus or the Prospectus.

(b)                                 Each selling Holder agrees severally, and not jointly, to indemnify and hold harmless the Company, its directors, each of its officers who signed a Registration Statement, each underwriter or agent participating in such offering and the other selling Holders, and each Person, if any, who controls the Company, any such underwriter or agent and any other selling Holder within the meaning of Section 15 of the Securities Act, against any and all Losses described in the indemnity contained in Section 4.7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, or any preliminary prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Company by such selling Holder expressly for use in the Registration Statement, or any preliminary prospectus or the Prospectus.

(c)                                  The obligations of the Company under Section 4.7(a) and of the selling Holders under Section 4.7(b) to indemnify any underwriter or agent who participates in an offering (or any Person, if any, controlling such underwriter or agent within the meaning of Section 15 of the Securities Act) shall be conditioned upon the underwriting or agency agreement with such underwriter or agent containing an agreement by such underwriter or agent to indemnify and hold harmless (1) each selling Holder and each of its officers, directors, limited or general partners and members, (2) each member, limited or general partner of each such member, limited or general partner, (3) each of their respective Affiliates, officers, directors, shareholders, employees, advisors and agents, (4) the Company, its directors, and each of its officers who signed a Registration Statement, and (5) each Person, if any, who controls the Company or any such selling Holder within the meaning of Section 15 of the Securities Act, against any and all Losses described in the indemnity contained in Section 4.7(a), as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, or any preliminary prospectus or the Prospectus in reliance upon and in conformity with written information furnished to the Company by such underwriter or agent expressly for use in the Registration Statement or any preliminary prospectus or the Prospectus.

(d)                                 Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve the indemnifying party from any liability it may have under this Agreement, except to the extent that the indemnifying party is prejudiced thereby. If it so elects, after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it, provided that the indemnified party shall be entitled to participate in (but not control) the defense of such action with counsel chosen by it, the reasonable fees and expenses of which shall be paid by the indemnifying party if there would be a conflict if one counsel were to represent both the indemnified and the indemnifying party, and by the indemnified party in all other circumstances. In no event shall the indemnifying party or parties be liable for a settlement of an action with respect to which they have assumed the defense if such settlement is effected without the written consent of the indemnifying party (not to be unreasonably withheld or delayed), or for the fees and expenses of more than one counsel for (i) the Company, its officer, directors and controlling Persons as a group, (ii) the selling Holders and their controlling Persons as a group and (iii) the underwriters or agents and their controlling Persons as a group, in each case, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

4.8                                 Contribution.  If the indemnification provided for in this Article 4 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Loss, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such aggregate Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions (or alleged statements or omissions) which resulted in such Losses, as well as any other relevant equitable considerations.  The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue (or alleged untrue) statement of a material fact or the omission (or alleged omission) to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that the obligations of each of the Holders hereunder shall be several and not joint and shall be limited to an amount equal to the net proceeds such Holder receives in such registration and, provided, further, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 4.8, each Person, if any, who controls an underwriter or agent within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as such underwriter or agent and each director of the Company, each officer of the Company who signed a Registration Statement, and each Person, if any, who controls the Company or a selling Holder within the meaning of Section 15 of the Securities Act shall have the same rights to contribution as the Company or such selling Holder, as the case may be.

4.9                                 Representations, Warranties and Indemnities to Survive.  The indemnity and contribution agreements contained in this Article 4 and the representations and warranties of the Company referred to in Section 4.3(k) shall remain operative and in full force and effect regardless of (i) any termination of any underwriting or agency agreement, (ii) any investigation made by or on behalf of the selling Holders, the Company or any underwriter or agent or controlling Person or (iii) the consummation of the sale or successive resales of the Registrable Securities.

4.10                           Lock-Up Agreements.  The Company agrees that, if requested by the managing underwriter in any underwritten public offering permitted by this Agreement, it will not, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock (subject to customary exceptions), other than any such sale or distribution of Common Stock upon exercise of the Company’s Warrants, in the case of an underwritten offering for a period of 60 days from the effective date of the Registration Statement pertaining to such Common Stock; provided, however, that any such lock-up agreement shall not prohibit the Company from directly or indirectly (i) selling, offering to sell, granting any option for the sale of, or otherwise disposing of any Qualifying Employee Stock (or otherwise maintaining its employee benefits plans in the ordinary course of business) or (ii) issuing Common Stock or securities convertible into or exchangeable for Common Stock upon exercise or conversion of any warrant (including any other Warrant), option, right or convertible or exchangeable security issued in connection with the plan of reorganization.  The total number of days that any such lock-up agreement may be in effect in any 365-day period shall not exceed 120 days.  The lock-up agreements set forth in this Section 4.10 shall be subject to customary exceptions that may be contained in an underwriting agreement if any such registration involves a similar underwritten offering.

4.11                           Rule 144 Reporting.  With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees, so long as it is subject to the periodic reporting requirements of the Securities Act, to use its reasonable best efforts to:

(a)                                  make and keep public information available, as those terms are understood and defined in Rule 144(c)(1) or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of this Agreement;

(b)                                 file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

(c)                                  so long as the Holders own any Registrable Securities, furnish to such Holders forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 under the Securities Act, and of the Exchange Act; and such other reports and documents as any Initial Investor or Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

4.12                           Obtaining Exchange Listing.  The Company will file a listing application for listing on the exchange on which the then outstanding Common Stock is listed with respect to the Underlying Common Stock as soon as practicable after the date hereof.  The Company shall use reasonable best efforts to list the Warrants, and maintain such listing, on such exchange or, if not possible, another U.S. national securities exchange, in connection with any proposed underwritten distribution of the Warrants that meets the applicable listing criteria.  A copy of any opinion of counsel accompanying a listing application by the Company with respect to the Underlying Common Stock or Warrants shall be furnished to the Warrant Agent, together with a letter to the effect that the Warrant Agent may rely on the statements made in such opinion.

4.13                           The Warrant Agent.  The Warrant Agent shall have no duties or obligations under this Article 4 and shall have no duty to monitor or enforce the Company’s compliance with this Article 4.

5.                                      ADJUSTMENTS AND OTHER RIGHTS.

5.1                                 Stock Dividend; Subdivision or Combination of Common Stock.  If the Company at any time issues to holders of the Common Stock a dividend payable solely in, or other distribution solely of, Common Stock (a “Stock Dividend”), the Exercise Price in effect at the close of business on the record date for such dividend or distribution shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the number of shares of Common Stock outstanding at the close of business on such record date divided by (y) the sum of such number of shares and the total number of shares constituting such dividend or other distribution.  If the Company at any time subdivides or combines (by stock split, reverse stock split, recapitalization or otherwise) the outstanding Common Stock into a greater or smaller number of shares, the Exercise Price in effect immediately prior to the time of effectiveness of such subdivision or combination shall be adjusted at such time of effectiveness to the price determined by multiplying such Exercise Price by the quotient of (x) the number of shares of Common Stock outstanding immediately prior to such time of effectiveness divided by (y) the number of shares of Common Stock outstanding at the time of effectiveness of and after giving effect to such subdivision or combination.   In any such event referred to in this Section 5.1, the number of shares of Common Stock issuable upon exercise of each Warrant as in effect immediately prior to the Exercise Price adjustment contemplated by the foregoing shall be adjusted immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to such Exercise Price adjustment divided by (y) the Exercise Price determined in accordance with such Exercise Price adjustment.

5.2                                 Other Dividends and Distributions.  If at any time or from time to time prior to the exercise of any Warrant the Company shall fix a record date for the making of a dividend or other distribution (other than as contemplated by Section 5.5), other than a Stock Dividend covered by Section 5.1 or a distribution of rights or warrants covered by Section 5.3, to the holders of its Common Stock (collectively, a “Distribution”) of:

(A)                              any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever (including cash); or

(B)                                any options, warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness, any shares of its capital stock or any other securities or property of any nature whatsoever;

then, in each such case, the Exercise Price in effect immediately prior to the close of business on such record date shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the Fair Market Value of the Common Stock on the last trading day immediately preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such Distribution, minus the amount of cash and/or the Fair Market Value of the securities, evidences of indebtedness, assets, rights or warrants to be so distributed in respect of one share of Common Stock divided by (y) the Fair Market Value of the Common Stock on the last trading day immediately preceding the first date on which the Common Stock trades regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading without the right to receive such Distribution; such adjustment shall be made successively whenever such a record date is fixed. In such event, the number of shares of Common Stock issuable upon the exercise of each Warrant as in effect immediately prior to the close of business on such record date shall be increased immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to the adjustment contemplated by the immediately preceding sentence divided by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  If the Distribution includes Common Stock as well as other items of the sort referred to in Section 5.2(A) or (B), then instead of adjusting for the entire Distribution under this Section 5.2 the Common Stock portion shall be treated as a Stock Dividend that triggers an adjustment to the Exercise Price and number of shares of Common Stock obtainable upon exercise of each Warrant under Section 5.1 and the other items in the Distribution shall trigger a further adjustment to such adjusted Exercise Price and number of shares under this Section 5.2.  In the event that such Distribution is not so made, the Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant then in effect shall be readjusted, effective as of the date when the Board determines not to distribute such shares, evidences of indebtedness, assets, rights, cash or warrants, as the case may be, to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of this Warrant if such record date had not been fixed.

5.3                                 Rights Offerings.  If at any time the Company shall distribute rights or warrants to all or substantially all holders of its Common Stock entitling them, for a period of not more than 45 days, to subscribe for or purchase shares of Common Stock at a price per share less than the Fair Market Value of the Common Stock on the last trading day preceding the date on which the Board declares such distribution of rights or warrants, the Exercise Price in effect immediately prior to the close of business on the record date for such distribution shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Fair Market Value divided by (y) the number of shares of Common Stock outstanding at the close of business on such record date plus the number of shares of Common Stock so offered for subscription or purchase.  In such event, the number of shares of Common Stock issuable upon the exercise of each Warrant as in effect immediately prior to the close of business on such record date shall be increased immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to the adjustment contemplated by the immediately preceding sentence divided by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  In case any rights or warrants referred to in this Section 5.3 in respect of which an adjustment shall have been made shall expire unexercised and any shares that would have been underlying such rights or warrants shall not have been allocated pursuant to any backstop commitment or any similar arrangement, the Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant then in effect shall be readjusted at the time of such expiration to the Exercise Price that would then be in effect and the number of Shares that would then be issuable upon exercise of each Warrant if no adjustment had been made on account of such expired rights or warrants.

5.4                                 Issuer Tender or Exchange Offers.  If the Company or any subsidiary of the Company shall consummate a tender or exchange offer for all or any portion of the Common Stock for a consideration per share with a Fair Market Value greater than the Fair Market Value of the Common Stock on the date such tender or exchange offer is first publicly announced (the “Announcement Date”), the Exercise Price in effect immediately prior to the expiration date for such tender or exchange offer shall be reduced immediately thereafter to the price determined by multiplying such Exercise Price by the quotient of (x) the Fair Market Value of the Common Stock on the Announcement Date minus the Premium Per Post-Tender Share divided by (y) the Fair Market Value of the Common Stock on the Announcement Date.  In such event, the number of shares of Common Stock issuable upon the exercise of each Warrant as in effect immediately prior to such expiration date shall be increased immediately thereafter to the amount determined by multiplying such number by the quotient of (x) the Exercise Price in effect immediately prior to the adjustment contemplated by the immediately preceding sentence divided by (y) the new Exercise Price determined in accordance with the immediately preceding sentence.  As used in this Section 5.4 with respect to any tender or exchange offer, “Premium Per Post-Tender Share” means the quotient of (x) the amount by which the aggregate Fair Market Value of the consideration paid in such tender or exchange offer exceeds the aggregate Fair Market Value on the Announcement Date of the shares of Common Stock purchased therein divided by (y) the number of shares of Common Stock outstanding at the close of business on the expiration date for such tender or exchange offer (after giving pro forma effect to the purchase of shares being purchased in the tender or exchange offer).

5.5                                 Reorganization, Reclassification, Consolidation, Merger or Sale.  Any recapitalization, reorganization, reclassification, consolidation, merger, sale of all or substantially all of the Company’s assets or other transaction, which in each case is effected in such a way that the shares of Common Stock are converted into the right to receive (either directly or upon subsequent liquidation) stock, securities, other equity interests or assets (including cash) with respect to or in exchange for shares of Common Stock is referred to herein as “Organic Change.”  Prior to the consummation of any Organic Change, the Company shall make appropriate provision to ensure that each of the Holders shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the Common Stock immediately theretofore acquirable and receivable upon the exercise of such Holder’s Warrants, (x) in the case of a Mixed Consideration Merger, the Public Stock issued in such Mixed Consideration Merger and (y) in the case of any other Organic Change, such stock, securities, other equity interests or assets, in each case as may be issued or payable in connection with the Organic Change with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of such Holder’s Warrants, for an aggregate Exercise Price per Warrant equal to (i) in the case of a Mixed Consideration Merger, the aggregate Exercise Price per Warrant as in effect immediately prior to such Mixed Consideration Merger times the Stock Consideration Ratio and (ii) in the case of any other Organic Change, the aggregate Exercise Price per Warrant as in effect immediately prior to such Organic Change.  In any such case, the Company shall make appropriate provision to insure that all of the provisions of the Warrants shall thereafter be applicable to such stock, securities, other equity interests or assets.  The Company shall not effect any such consolidation, merger or sale of all or substantially all of the Company’s assets where the Warrants will be assumed by the successor entity, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from consolidation or merger or the entity purchasing such assets assumes by written instrument the obligation to deliver to each such Holder upon exercise of any Warrant, such stock, securities, equity interests or assets (including cash) as, in accordance with Article 5, such Holder may be entitled to acquire.  This Section 5.5 shall not apply to any Warrants or Common Stock redeemed or sold in connection with any Organic Change pursuant to Section 6.1, Section 6.2(b), Section 6.3(a)(i) and Section 6.3(b), provided that, for the avoidance of doubt, the adjustments set forth in this Section 5.5 shall be applicable to any Warrants that remain outstanding pursuant to this Agreement in connection with a Public Stock Merger or Mixed Consideration Merger (including any adjustment applicable in connection with such Public Stock Merger or Mixed Consideration Merger).

5.6                                 Other Adjustments.  The Board shall make appropriate adjustments to the amount of cash or number of shares of Common Stock, as the case may be, due upon exercise of the Warrants, as may be necessary or appropriate to effectuate the intent of this Article 5 and to avoid unjust or inequitable results as determined in its reasonable good faith judgment, in each case to account for any adjustment to the Exercise Price and the number of shares purchasable on exercise of Warrants for the relevant Warrant Certificate that becomes effective, or any event requiring an adjustment to the Exercise Price and the number of shares purchasable on exercise of Warrants for the relevant Warrant Certificate where the record date or effective date (in the case of a subdivision or combination of the Common Stock) of the event occurs, during the period beginning on, and including, the Exercise Date and ending on, and including, the related Settlement Date.

5.7                                 Notice of Adjustment.  Whenever the number of shares of Common Stock issuable upon the exercise of each Warrant is adjusted, as herein provided, the Company shall cause the Warrant Agent promptly to mail by first class mail, postage prepaid, to each Holder notice of such adjustment or adjustments and shall promptly deliver to the Warrant Agent a certificate of a firm of independent public accountants selected by the Board (who may be the regular accountants employed by the Company) setting forth the number of shares of Common Stock issuable upon the exercise of each Warrant after such adjustment, setting forth a brief statement in reasonable detail of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. The Warrant Agent shall be fully protected in relying on such certificate, and on any adjustment contained therein, and shall not be deemed to have any knowledge of such adjustment unless and until it shall have received such certificate, and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time, to any Holder desiring an inspection thereof during reasonable business hours. The Warrant Agent shall not at any time be under any duty or responsibility to any Holders to determine whether any facts exist that may require any adjustment of the number of shares of Common Stock or other stock or property issuable on exercise of the Warrants, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any shares of Common Stock or other stock or property which may be issuable on exercise of the Warrants, or to investigate or confirm whether the information contained in the above referenced certificate complies with the terms of this Agreement or any other document. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of Common Stock or security instruments or other securities or properties upon the exercise of any Warrant.

6.                                      CHANGE OF CONTROL.

6.1                                 Redemption in Connection with a Change of Control Event.  Upon the occurrence of a Change of Control Event (other than a Public Stock Merger or Mixed Consideration Merger), at the election of each Holder in its sole discretion by written notice to the Company or the successor to the Company on or prior to the Exercise Date, the Company shall pay to such Holder of outstanding Warrants as of the date of such Change of Control Event, an amount in immediately available funds equal to the Cash Redemption Value for such Warrants, not later than the date which is ten (10) Business Days after such Change of Control Event and the Warrants shall thereafter be extinguished. For purposes of this Section 6.1, the Exercise Date shall mean (a) if the Company entered into a definitive agreement with respect to a Change of Control Event and has provided to the Holders notice of the date on which the Change in Control Event will become effective at least twenty (20) Business Days prior to the effectiveness of such event, the tenth (10th) Business Day prior to such event and (b) otherwise, the fifth (5th) Business Day following the effectiveness of the Change of Control Event.  The “Cash Redemption Value” for any Warrant will equal the fair value of the Warrant as of the date of such Change of Control Event as determined by an Independent Financial Expert, by employing a valuation based on a computation of the option value of each Warrant using the calculation methods and making the assumptions set forth in Exhibit C.  The Cash Redemption Value of the Warrants shall be due and payable within ten (10) Business Days after the date of the applicable Change of Control Event.  If a Holder of Warrants does not elect to receive the Cash Redemption Value for such Holder’s Warrants as provided by this Section 6.1, such Warrants will remain outstanding as adjusted pursuant to the provisions of Article 5 hereof.

6.2                                 Public Stock Merger.  (a)  In connection with a Public Stock Merger, the Company may by written notice to the Holders not less than ten (10) Business Days prior to the effective date of such Public Stock Merger elect to have all the unexercised Warrants remain outstanding after the Public Stock Merger, in which case the Warrants will remain outstanding as adjusted pursuant to Section 5.5 and the other provisions of Article 5 hereof.

(b)                                 In the case of any Public Stock Merger with respect to which the Company does not make a timely election as contemplated by Section 6.2(a) above, the Company shall pay within five (5) Business Days after the effective date of such Public Stock Merger, to the Warrant Agent on behalf of each Holder of outstanding Warrants as of the effective date of such Public Stock Merger, an amount in cash in immediately available funds equal to the Cash Redemption Value for such Warrants determined in accordance with Section 6.1 and the Warrants shall be terminated and extinguished.

6.3                                 Mixed Consideration Merger.  (a)  In connection with a Mixed Consideration Merger, the Company may by written notice to the Holders not less than ten (10) Business Days prior to the effective date of such Mixed Consideration Merger elect the following treatment with respect to each outstanding Warrant: (i) pay to the Holder of such Warrant as of the date of such Mixed Consideration Merger the product of the Cash Consideration Ratio multiplied by the Cash Redemption Value for such Warrant, which amount shall be paid in immediately available funds, not later than the date which is ten (10) Business Days after such Mixed Consideration Merger and (ii) the Warrant shall remain outstanding after the Mixed Consideration Merger, as further adjusted pursuant to Section 5.5 and the other provisions of Article 5.  The portion of the Cash Redemption Value of the Warrants payable pursuant to clause (i) of this Section 6.3(a) shall be due and payable not later than the tenth (10th) Business Day after the date of the Mixed Consideration Merger.

(b)                                 In the case of any Mixed Consideration Merger with respect to which the Company does not make a timely election as contemplated by Section 6.3(a) above, the Company shall pay, within ten (10) Business Days after the effective date of such Mixed Consideration Merger, to the Warrant Agent on behalf of each Holder of outstanding Warrants as of the effective date of such Mixed Consideration Merger, an amount in cash in immediately available funds equal to the Cash Redemption Value for such Warrants determined in accordance with Section 6.1 and the Warrants shall be terminated and extinguished.

6.4                                 The Warrant Agent.  The Warrant Agent shall have no duty or obligation to make any of the payments required under this Article 6 unless and until it has been provided with available cash.

7.                                      WARRANT TRANSFER BOOKS.

The Warrant Certificates shall be issued in registered form only. The Company shall cause to be kept at the office of the Warrant Agent designated for such purpose a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant Certificates and of transfers or exchanges of Warrant Certificates as herein provided (the “Warrant Register”).

At the option of the Holder, Warrant Certificates may be exchanged at such office, and upon payment of the charges hereinafter provided.  Whenever any Warrant Certificates are so surrendered for exchange, the Company shall execute, and the Warrant Agent shall countersign, by manual or facsimile signature, and deliver, the Warrant Certificates that the Holder making the exchange is entitled to receive.

All Warrant Certificates issued upon any registration of transfer or exchange of Warrant Certificates shall be the valid obligations of the Company, evidencing the same obligations, and entitled to the same benefits under this Agreement, as the Warrant Certificates surrendered for such registration of transfer or exchange.

Every Warrant Certificate surrendered for registration of transfer or exchange shall (if so required by the Company or the Warrant Agent) be duly endorsed, or be accompanied by a written instrument of transfer in the form attached hereto as Exhibit B or otherwise satisfactory to the Warrant Agent, properly completed and duly executed by the Holder thereof or his attorney duly authorized in writing.  Until a Warrant Certificate is transferred in the Warrant Register, the Company and the Warrant Agent may treat the person in whose name the Warrant Certificate is registered as the absolute owner thereof and of the Warrants represented thereby for all purposes, notwithstanding any notice to the contrary.  Neither the Company nor the Warrant Agent will be liable or responsible for any registration or transfer of any Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary.

No service charge shall be made to a Holder for any registration of transfer or exchange of Warrant Certificates. The Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Warrant Certificates.  The Warrant Agent shall have no duty under this Section or any Section of this Agreement requiring the payment of taxes and other governmental charges unless and until it is satisfied that all such taxes and/or governmental charges have been paid.  The Warrant Agent shall be deemed satisfied if it receives a certificate from the Company stating that all required taxes and governmental charges have been paid.

8.                                      WARRANT HOLDERS.

8.1                                 No Voting Rights.  Prior to the exercise of Warrants and full payment of the Exercise Price thereof, or in the event of Net Share Settlement, prior to the election of a Holder for Net Share Settlement, in accordance with the terms of this Agreement, no Holder of a Warrant Certificate, in respect of such Warrants, shall be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote, to consent, to exercise any preemptive right (except as otherwise agreed in writing by the Company, including the subscription rights set forth in the Investment Agreement), to receive any notice of meetings of stockholders for the election of directors of the Company or any other matter or to receive any notice of any proceedings of the Company.

8.2                                 Right of Action.  All rights of action in respect of this Agreement are vested in the Holders of the Warrants, and any Holder of Warrants, without the consent of the Warrant Agent or the Holder of any other Warrant, may, on such Holder’s own behalf and for such Holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, or otherwise in respect of, such Holder’s right to exercise or exchange such Holder’s Warrants in the manner provided in this Agreement or any other obligation of the Company under this Agreement.

9.                                      WARRANT AGENT

9.1                                 Nature of Duties and Responsibilities Assumed.  The Company hereby appoints the Warrant Agent to act as agent of the Company as expressly set forth in this Agreement. The Warrant Agent hereby accepts such appointment as agent of the Company and agrees to perform that agency upon the express terms and conditions herein set forth (and no implied terms), by all of which the Company and the Holders, by their acceptance thereof, shall be bound. The Warrant Agent shall not by countersigning Warrant Certificates or by any other act hereunder be deemed to make any representations as to validity or authorization of the Warrants or the Warrant Certificates (except as to its countersignature thereon) or of any securities or other property delivered upon exercise or tender of any Warrant, or as to the accuracy of the computation of the Exercise Price or the number or kind or amount of stock or other securities or other property deliverable upon exercise of any Warrant, the independence of any Independent Financial Expert or the correctness of the representations of the Company made in such certificates that the Warrant Agent receives. The Warrant Agent shall not have any duty to calculate or determine any adjustments with respect to the Exercise Price and the Warrant Agent shall have no duty or responsibility in determining the accuracy or correctness of such calculation. The Warrant Agent shall not (a) be liable for any recital or statement of fact contained herein or in the Warrant Certificates or for any action taken, suffered or omitted to be taken by it in good faith on the belief that any Warrant Certificate or any other documents or any signatures are genuine or properly authorized, (b) be responsible for any failure on the part of the Company to comply with any of its covenants and obligations contained in this Agreement or in the Warrant Certificates, or (c) be liable for any act or omission in connection with this Agreement except for its own gross negligence or willful misconduct (as each is determined by a final, non-appealable judgment of a court of competent jurisdiction). The Warrant Agent is hereby authorized to accept instructions with respect to the performance of its duties hereunder from the President, any Vice President or the Secretary of the Company and to apply to any such officer for instructions (which instructions will be promptly given in writing when requested) and the Warrant Agent shall not be liable and shall be indemnified and held harmless for any action taken or suffered to be taken by it in accordance with the instructions of any such officer, but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such or may require such further or additional evidence as it may deem reasonable.

The Warrant Agent may execute and exercise any of the rights and powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys, agents or employees, provided reasonable care has been exercised in the selection and in the continued employment of any such attorney, agent or employee.  The Warrant Agent shall not be under any obligation or duty to institute, appear in or defend any action, suit or legal proceeding in respect hereof, unless first indemnified to its satisfaction, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without such indemnity. The Warrant Agent shall promptly notify the Company in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Agreement.

The Company will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Warrant Agent in order to enable it to carry out or perform its duties under this Agreement.  The Warrant Agent shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any notice, direction, consent, certificate, affidavit, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

The Warrant Agent shall act solely as agent of the Company hereunder and does not assume any obligation or relationship of agency or trust with any of the owners or holders of the Warrants.  The Warrant Agent shall not be liable except for the failure to perform such duties as are specifically set forth herein, and no implied covenants or obligations shall be read into this Agreement against the Warrant Agent, whose duties and obligations shall be determined solely by the express provisions hereof. Notwithstanding anything in this Agreement to the contrary, Warrant Agent’s aggregate liability under this Agreement with respect to, arising from, or arising in connection with this Agreement, or from all services provided or omitted to be provided under this Agreement, whether in contract, or in tort, or otherwise, is limited to, and shall not exceed, the amounts paid hereunder by the Company to Warrant Agent as fees and charges, but not including reimbursable expenses.

The Warrant Agent may consult with counsel satisfactory to it (which may be counsel to the Company).

Whenever in the performance of its duties under this Agreement the Warrant Agent deems it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter may be deemed to be conclusively proved and established by a certificate signed by any authorized officer of the Company and delivered to the Warrant Agent; and such certificate will be full authorization to the Warrant Agent for any action taken, suffered or omitted by it under the provisions of this Agreement in reliance upon such certificate.  The Warrant Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the authorized officers of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it will not be liable for any action taken, suffered or omitted to be taken by it in good faith in accordance with instructions of any such officer.

The Warrant Agent will not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange of Warrant Certificates.

The Warrant Agent shall have no duties, responsibilities or obligations as the Warrant Agent except those which are expressly set forth herein, and in any modification or amendment hereof to which the Warrant Agent has consented in writing, and no duties, responsibilities or obligations shall be implied or inferred.  Without limiting the foregoing, unless otherwise expressly provided in this Agreement, the Warrant Agent shall not be subject to, nor be required to comply with, or determine if any person or entity has complied with, the Warrant Certificate or any other agreement between or among the parties hereto, even though reference thereto may be made in this Warrant Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Warrant Agreement.

In the event the Warrant Agent believes any ambiguity or uncertainty exists hereunder or in any notice, instruction, direction, request or other communication, paper or document received by the Warrant Agent hereunder, the Warrant Agent, may, in its sole discretion, refrain from taking any action, and shall be fully protected and shall not be liable in any way to the Company or any Holder or other person or entity for refraining from taking such action, unless the Warrant Agent receives written instructions signed by the Company which eliminates such ambiguity or uncertainty to the satisfaction of the Warrant Agent.

9.2                                 Compensation and Reimbursement.  The Company agrees to pay to the Warrant Agent from time to time compensation for all services rendered by it hereunder in accordance with Schedule B hereto and as the Company and the Warrant Agent may agree from time to time, and to reimburse the Warrant Agent for reasonable expenses and disbursements actually incurred in connection with the preparation, delivery, negotiation, amendment, execution and administration of this Agreement (including the reasonable compensation and out of pocket expenses of its counsel), and further agrees to indemnify the Warrant Agent for, and to hold it harmless against, any loss, liability, suit, action, proceeding, judgment, claim, settlement, cost or expense incurred without gross negligence, willful misconduct or bad faith on its part, (as each is determined by a final, non-appealable judgment of a court of competent jurisdiction), for any action taken, suffered or omitted to be taken by the Warrant Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, indirectly or directly.  The Warrant Agent shall not be obligated to expend or risk its own funds or to take any action which it believes would expose it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.

9.3                                 Warrant Agent May Hold Company Securities.  The Warrant Agent and any stockholder, director, officer or employee of the Warrant Agent may buy, sell or deal in any of the Warrants or other securities of the Company or its Affiliates or become pecuniarily interested in transactions in which the Company or its Affiliates may be interested, or contract with or lend money to the Company or its Affiliates or otherwise act as fully and freely as though it were not the Warrant Agent under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for the Company or for any other legal entity.

9.4                                 Resignation and Removal; Appointment of Successor.  (a)  No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent’s own gross negligence, willful misconduct or bad faith) after giving written notice to the Company at least thirty (30) days prior to the date such resignation will become effective. The Company shall, upon written request of Holders of a majority of the outstanding Warrants, remove the Warrant Agent upon written notice provided at least thirty (30) days prior to the date of such removal, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at the Company’s expense, cause to be mailed at the Company’s expense (by first-class mail, postage prepaid) to each Holder of a Warrant at his last address as shown on the register of the Company maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, the Person holding the greatest number of Warrants as of the date of such event shall appoint in writing a new warrant agent reasonably acceptable to the Company. If the Person holding the greatest number of Warrants as of the date of such event shall fail to make such appointment within a period of twenty (20) days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the Company shall appoint a new warrant agent. Any new warrant agent, whether appointed by a Holder or by the Company, shall be a reputable bank, trust company or transfer agent doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a Federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, the Company shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 9.4(a), however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

(b)                                 Any Person into which the Warrant Agent or any new warrant agent may be merged or any Person resulting from any consolidation to which the Warrant Agent or any Person resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party or any Person to which the Warrant Agent shall sell or otherwise transfer all or substantially all the assets and business of the Warrant Agent or any new warrant agent shall be a party, shall be a successor Warrant Agent under this Agreement without any further act, provided that such Person would be eligible for appointment as successor to the Warrant Agent under the provisions of Section 9.4(a).  Any such successor Warrant Agent shall promptly cause notice of succession as Warrant Agent to be mailed (by first-class mail, postage prepaid) to each Holder of a Warrant at such Holder’s last address as shown on the register of the Company maintained by the Warrant Agent.

9.5                                 Damages.  No party to this Agreement shall be liable to any other party for any consequential, indirect, punitive, special or incidental damages under any provision of this Agreement or for any consequential, indirect, punitive, special or incidental damages arising out of any act or failure to act hereunder even if that party has been advised of or has foreseen the possibility of such damages.

9.6                                 Force Majeure.  In no event shall the Warrant Agent be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including without limitation strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services.

9.7                                 Survival.  The provisions of this Article 9 shall survive the termination of this Warrant Agreement and the resignation or removal of the Warrant Agent

10.                               REPRESENTATIONS AND WARRANTIES.

10.1                           Representations and Warranties of the Company.  The Company hereby represents and warrants that the representations and warranties of the Company set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5 and 3.6 of the Investment Agreement and Stock Purchase Agreement and any other representations and warranties made by the Company in Article III of the Investment Agreement and Stock Purchase Agreements to the extent relating to the Warrants, are true and accurate in all respects and not misleading in any respect.

11.                               COVENANTS.

11.1                           Reservation of Common Stock for Issuance on Exercise of Warrants.  The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, solely for the purpose of issue upon exercise of Warrants as herein provided, such number of shares of Common Stock as shall then be issuable upon the exercise of all Warrants issuable hereunder plus such number of shares of Common Stock as shall then be issuable upon the exercise of other outstanding warrants, options and rights (whether or not vested), the settlement of any forward sale, swap or other derivative contract, and the conversion of all outstanding convertible securities or other instruments convertible into Common Stock or rights to acquire Common Stock. The Company covenants that all shares of Common Stock which shall be issuable shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

11.2                           Notice of Distributions.  At any time when the Company declares any Distribution on its Common Stock, it shall give notice to the Holders of all the then outstanding Warrants of any such declaration not less than 15 days prior to the related record date for payment of the Distribution so declared.

11.3                           Cancellation of Warrants.  Upon the effectiveness of the Plan and in accordance with the Investment Agreement and/or Stock Purchase Agreements, as applicable, the Warrants, regardless of whether or not vested, shall be cancelled for no consideration and all rights under this Agreement and the Warrants shall thereupon terminate.

12.                               MISCELLANEOUS.

12.1                           Money and Other Property Deposited with the Warrant Agent.  Any moneys, securities or other property which at any time shall be deposited by the Company or on its behalf with the Warrant Agent pursuant to this Agreement shall be and are hereby assigned, transferred and set over to the Warrant Agent in trust for the purpose for which such moneys, securities or other property shall have been deposited; but such moneys, securities or other property need not be segregated from other funds, securities or other property except to the extent required by law. The Warrant Agent shall distribute any money deposited with it for payment and distribution to a Holder to an account designated by such Holder in such amount as is appropriate. Any money deposited with the Warrant Agent for payment and distribution to the Holders that remains unclaimed for two years after the date the money was deposited with the Warrant Agent shall be paid to the Company.  The Warrant Agent shall not be under any liability for interest on any monies at any time received by it pursuant to any of the provisions of this Agreement.

12.2                           Payment of Taxes.  The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Warrants, certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any security or to pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent’s and the Company’s satisfaction that no such tax or other charge is due.  The Company and each Initial Investor agree that neither the issuance nor exercise of the Warrants is governed by Section 83(a) of the Code or otherwise a compensatory transaction, and the Company agrees that it will not deduct any amount as compensation in connection with such issuance or exercise for federal income tax purpose. The Company and each Initial Investor agree that for federal income tax purposes, the Warrants have been granted as an option premium in exchange for each Initial Investor agreeing, at the option of the Company, to make the equity investment described in the Investment Agreement or Stock Purchase Agreements, as applicable.

12.3                           Surrender of Certificates.  Any Warrant Certificate surrendered for exercise or purchase shall, if surrendered to the Company, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly cancelled by the Warrant Agent and shall not be reissued by the Company. The Warrant Agent shall destroy such cancelled Warrant Certificates.

12.4                           Mutilated, Destroyed, Lost and Stolen Warrant Certificates.  If (a) any mutilated Warrant Certificate is surrendered to the Warrant Agent or (b) the Company and the Warrant Agent receive evidence to their satisfaction of the destruction, loss or theft of any Warrant Certificate, and there is delivered to the Company and the Warrant Agent such appropriate affidavit of loss, applicable processing fee and a corporate bond of indemnity as may be required by them and satisfactory to them to save each of them harmless, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Warrant Agent shall countersign and deliver, in exchange for any such mutilated Warrant Certificate or in lieu of any such destroyed, lost or stolen Warrant Certificate, a new Warrant Certificate of like tenor and for a like aggregate number of Warrants.

Upon the issuance of any new Warrant Certificate under this Section 12.4, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and other expenses (including the reasonable fees and expenses of the Warrant Agent and of counsel to the Company) in connection therewith.

Every new Warrant Certificate executed and delivered pursuant to this Section 12.4 in lieu of any destroyed, lost or stolen Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the destroyed, lost or stolen Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of this Agreement equally and proportionately with any and all other Warrant Certificates properly completed and duly executed and delivered hereunder.

The provisions of this Section 12.4 are exclusive and shall preclude (to the extent lawful) all other rights or remedies with respect to the replacement of mutilated, destroyed lost or stolen Warrant Certificates.

12.5                           Removal of Legends.  Certificates evidencing the Warrants and shares of Common Stock issued upon exercise of the Warrants shall not be required to contain any legend referenced in Sections 2.1, 3.6(e) and 3.6(f) (A) while a registration statement (solely for the purposes of this and the immediately following paragraph, such term to include a Registration Statement) covering the resale of the Warrants or the shares of Common Stock is effective under the Securities Act, or (B) following any sale of any such Warrants or shares of Common Stock pursuant to Rule 144, or (C) following receipt of a legal opinion of counsel to Holder that the remaining Warrants or shares of Common Stock held by Holder are eligible for resale without volume limitations or other limitations under Rule 144.  In addition, the Company and the Warrant Agent will agree to the removal of all legends with respect to Warrants or shares of Common Stock deposited with DTC from time to time in anticipation of sale in accordance with the volume limitations and other limitations under Rule 144, subject to the Company’s approval of appropriate procedures, such approval not to be unreasonably withheld, conditioned or delayed.

Following the time at which any such legend is no longer required (as provided above) for certain Warrants or shares of Common Stock, the Company shall promptly, following the delivery by Holder to the Warrant Agent of a legended certificate representing such Warrants or shares of Common Stock, as applicable, deliver or cause to be delivered to the Holder a certificate representing such Warrants or shares of Common Stock that is free from such legend.  In the event any of the legends referenced in Sections 2.1, 3.6(e) and or 3.6(f) are removed from any of the Warrants or shares of Common Stock, and thereafter the effectiveness of a registration statement covering such Warrants or shares of Common Stock is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities Laws, then the Company may require that such legends, as applicable, be placed on any such applicable Warrants or shares of Common Stock that cannot then be sold pursuant to an effective registration statement or under Rule 144 and Holder shall cooperate in the replacement of such legend.  Such legend shall thereafter be removed when such Warrants or shares of Common Stock may again be sold pursuant to an effective registration statement or under Rule 144.

12.6                           Notices.  (a)  Any notice, demand or delivery authorized by this Agreement shall be sufficiently given or made when mailed if sent by first-class mail, postage prepaid, addressed to any Holder of a Warrant at such Holder’s address shown on the register of the Company maintained by the Warrant Agent and to the Company or the Warrant Agent as follows:

If to the Company, to:

General Growth Properties, Inc.

110 N. Wacker Drive

Chicago IL 60606

Attention: Ronald L. Gern, Esq.

Fax:  312-960-5485

with a copy to (which shall not constitute notice):

Weil, Gotshal & Manges LLP

767 Fifth Avenue

New York, NY 10153

Attention:	Marcia L. Goldstein, Esq.
Frederick S. Green, Esq.
Gary T. Holtzer, Esq.
Malcolm E. Landau, Esq.
Facsimile: (212) 310-8007

If to the Warrant Agent, to:

Mellon Investor Services LLC

200 W. Monroe Street, Suite 1590

Chicago, IL 60606

Attention: Relationship Manager

Facsimile: (312) 325-7610

with a copy to:

Mellon Investor Services LLC

Newport Office Center VII

480 Washington Blvd.

Jersey City, NJ 07310

Attention:  General Counsel

Facsimile: 201-680-4610

or such other address as shall have been furnished to the party giving or making such notice, demand or delivery.

(b)                                 Any notice required to be given by the Company to the Holders pursuant to this Agreement, shall be made by mailing by registered mail, return receipt requested, to the

Holders at their respective addresses shown on the register of the Company maintained by the Warrant Agent. The Company hereby irrevocably authorizes the Warrant Agent, in the name and at the expense of the Company, to mail any such notice upon receipt thereof from the Company. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given when mailed, whether or not the Holder receives the notice.

12.7                           Applicable Law; Jurisdiction.  This Agreement and each Warrant issued hereunder and all rights arising hereunder shall be governed by the internal laws of the State of New York.  In connection with any action, suit or proceeding arising out of or relating to this Agreement or the Warrants, the parties hereto and each Holder irrevocably submit to (i) the exclusive jurisdiction of the United States Bankruptcy Court for the Southern District of New York until the chapter 11 cases of the Company and its Affiliates are closed, and (ii) the nonexclusive jurisdiction of any federal or state court located within the County of New York, State of New York.

12.8                           Persons Benefiting.  This Agreement shall be binding upon and inure to the benefit of the Company and the Warrant Agent, and their respective successors, assigns, beneficiaries, executors and administrators, and the Holders from time to time of the Warrants.  The Holders of the Warrants are express third party beneficiaries of this Agreement and each such Holder of Warrants is hereby conferred the benefits, rights and remedies under or by reason of the provisions of this Agreement as if a signatory hereto.  Nothing in this Agreement is intended or shall be construed to confer upon any Person, other than the Company, the Warrant Agent and the Holders of the Warrants, any right, remedy or claim under or by reason of this Agreement or any part hereof.

12.9                           Relationship to Investment Agreement and Stock Purchase Agreements.  The Warrants issued hereunder have been fully paid upon issuance and shall remain issued, outstanding and binding on the parties in accordance with the terms hereof notwithstanding any failure of the transactions contemplated by the Investment Agreement or Stock Purchase Agreements, as applicable, to be consummated, any default by any party to the Investment Agreement or Stock Purchase Agreements, as applicable, or the invalidity or unenforceability thereof.  Notwithstanding the preceding sentence, if a failure by any Purchaser to pay all amounts payable by such Purchaser under Article I and Article II of the Investment Agreement or a Stock Purchase Agreements, as applicable, causes the termination of the Investment Agreement or a Stock Purchase Agreement, as applicable, by the Company pursuant to Section 11.1(c)(iii) therein, each Holder that is a member of the Purchaser Group of such Purchaser agrees that as liquidated damages for such failure and without prejudice to the rights and remedies of the Company under the Investment Agreement or Stock Purchase Agreements, as applicable, any Warrants held by such Holder shall be deemed cancelled, null and void and of no further effect.  For the avoidance of doubt, the immediately preceding sentence applies only to a Holder that is a member of a Purchaser Group where the applicable Purchaser fails to pay all amounts payable by such Purchaser under Article I and Article II of the Investment Agreement or a Stock Purchase Agreement, as applicable, causing the termination of the Investment Agreement or a Stock Purchase Agreement, as applicable, by the Company pursuant to Section 11.1(c)(iii) thereof, and not to any permitted transferee of such member or any other Person.

12.10                     Counterparts.  This Agreement may be executed in any number of counterparts, each or which shall be deemed an original, but all of which together constitute one and the same instrument.

12.11                     Amendments.  (a)  The Company and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any Holder in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, or to make any other provisions with regard to matters or questions arising hereunder which the Company and the Warrant Agent may deem necessary or desirable and, in each case, which shall not adversely affect the interests of any Holder.

(b)                                 In addition to the foregoing, with the consent of the Supermajority Holders, the Company and the Warrant Agent may modify this Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Warrant Agreement or modifying in any manner the rights of the Holders hereunder; provided, however, that no modification effecting the terms upon which the Warrants are exercisable, redeemable or transferable, or reduction in the percentage required for consent to modification of this Agreement, may be made without the consent of each Holder affected thereby.

12.12                     Headings.  The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience and shall not control or affect the meaning or construction of any of the provisions hereof.

12.13                     Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof. In the event of any conflict, discrepancy, or ambiguity between the terms and conditions contained in this Agreement and any schedules or attachments hereto, the terms and conditions contained in this Agreement shall take precedence.

12.14                     Specific Performance.  The parties shall be entitled to specific performance of the terms of this Agreement.  Each of the parties hereto hereby waives (i) any defenses in any action for specific performance, including the defense that a remedy at law would be adequate and (ii) any requirement under any Law to post a bond or other security as a prerequisite to obtaining equitable relief.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

GENERAL GROWTH PROPERTIES, INC.

By: Adam Metz

Name: Adam Metz

Title: Chief Executive Officer

MELLON INVESTOR SERVICES LLC,
as Warrant Agent

By: Thomas Blatchford

Name: Thomas Blatchford

Title: Vice President

EXHIBIT A

FORM OF FACE OF WARRANT CERTIFICATE

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER APPLICABLE STATE SECURITIES LAWS. THESE WARRANTS AND SUCH SECURITIES MAY BE OFFERED, SOLD OR TRANSFERRED ONLY IN COMPLIANCE WITH THE REQUIREMENTS OF SUCH ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS AND SUBJECT TO THE PROVISIONS OF THE WARRANT AND REGISTRATION RIGHTS AGREEMENT DATED AS OF MAY 10, 2010 BETWEEN GENERAL GROWTH PROPERTIES, INC. (THE “COMPANY”) AND MELLON INVESTOR SERVICES LLC, WARRANT AGENT. A COPY OF SUCH WARRANT AND REGISTRATION RIGHTS AGREEMENT IS AVAILABLE AT THE OFFICES OF THE COMPANY.

WARRANTS TO PURCHASE COMMON STOCK

OF GENERAL GROWTH PROPERTIES, INC.

No.	Certificate for Warrants

This certifies that [HOLDER] , or registered assigns, is the registered holder of the number of Warrants set forth above. Each Warrant entitles the holder thereof (a “Holder”), subject to the provisions contained herein and in the Warrant and Registration Rights Agreement referred to below, to purchase from GENERAL GROWTH PROPERTIES, INC. (the “Company”), a number of shares of the Company’s common stock, par value $0.01 (“Common Stock”), equal to $15 divided by the Exercise Price (as defined in the Warrant Agreement referred to below), for a price per share of Common Stock equal to the Exercise Price.

This Warrant Certificate is issued under and in accordance with the Warrant and Registration Rights Agreement, dated as of May 10, 2010 (the “Warrant Agreement”), between the Company and Mellon Investor Services LLC, a New Jersey limited liability company, as warrant agent (the “Warrant Agent”, which term includes any successor Warrant Agent under the Warrant Agreement), and is subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Holder of this Warrant Certificate consents by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties, obligations and immunities thereunder of the Company, the Warrant Agent and the Holders of the Warrants.

This Warrant Certificate shall terminate and be void as of the close of business on May 10, 2017 (the “Expiration Date”).

As provided in the Warrant Agreement and subject to the terms and conditions therein set forth, the Warrants shall be exercisable from time to time on any Business Day and ending on the Expiration Date.

The Exercise Price and the number of shares of Common Stock issuable upon the exercise of each Warrant are subject to adjustment as provided in the Warrant Agreement.

All shares of Common Stock issuable by the Company upon the exercise of Warrants shall, upon such issue, be duly and validly issued and fully paid and non-assessable.

In order to exercise a Warrant, the registered holder hereof must surrender this Warrant Certificate at the corporate trust office of the Warrant Agent, with the Exercise Subscription Form on the reverse hereof duly executed by the Holder hereof, with signature guaranteed as therein specified, together with any required payment in full of the Exercise Price (unless the Holder shall have elected Net Share Settlement, as such term is defined in the Warrant Agreement) then in effect for the share(s) of Underlying Common Stock as to which the Warrant(s) represented by this Warrant Certificate are submitted for exercise, all subject to the terms and conditions hereof and of the Warrant Agreement.

The Company shall pay all transfer, stamp and other similar taxes that may be imposed in respect of the issuance or delivery of the Warrants or in respect of the issuance or delivery by the Company of any securities upon exercise of the Warrants with respect thereto. The Company shall not be required, however, to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Warrants, certificate for shares of Common Stock or other securities underlying the Warrants or payment of cash in each case to any Person other than the Holder of a Warrant Certificate surrendered upon the exercise or purchase of a Warrant, and in case of such transfer or payment, the Warrant Agent and the Company shall not be required to issue any security or to pay any cash until such tax or charge has been paid or it has been established to the Warrant Agent’s and the Company’s satisfaction that no such tax or other charge is due.

This Warrant Certificate and all rights hereunder are transferable by the registered holder hereof, subject to the terms of the Warrant Agreement, in whole or in part, on the register of the Company, upon surrender of this Warrant Certificate for registration of transfer at the office of the Warrant Agent maintained for such purpose in the City of New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Warrant Agent duly executed by, the Holder hereof or his attorney duly authorized in writing, with signature guaranteed as specified in the attached Form of Assignment. Upon any partial transfer, the Company will issue and deliver to such holder a new Warrant Certificate or Certificates with respect to any portion not so transferred.

No service charge shall be made to a Holder for any registration of transfer or exchange of the Warrant Certificates, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Subject to compliance with any restrictions on transfer under applicable law and this Warrant Agreement, each taker and holder of this Warrant Certificate by taking or holding the same, consents and agrees that this Warrant Certificate when duly endorsed in blank shall be deemed negotiable and that when this Warrant Certificate shall have been so endorsed, the holder hereof may be treated by the Company, the Warrant Agent and all other Persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the Person

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entitled to exercise the rights represented hereby, or to the transfer hereof on the register of the Company maintained by the Warrant Agent, any notice to the contrary notwithstanding, but until such transfer on such register, the Company and the Warrant Agent may treat the registered Holder hereof as the owner for all purposes.

This Warrant Certificate and the Warrant Agreement are subject to amendment as provided in the Warrant Agreement.

All terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the office of the Company and the Warrant Agent and may be obtained by writing to the Company or the Warrant Agent at the following address: Mellon Investor Services LLC, 200 W. Monroe Street, Suite 1590, Chicago, IL 60606.

This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

Dated: May 10, 2010

GENERAL GROWTH PROPERTIES, INC.

By:
Name and Title:

By:
Name and Title:

Countersigned:

Mellon Investor Services LLC, as Warrant Agent

By:
Name:
Authorized Officer

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EXHIBIT A

FORM OF REVERSE OF WARRANT CERTIFICATE

EXERCISE SUBSCRIPTION FORM

(To be executed only upon exercise of Warrant)

To:

The undersigned irrevocably exercises                                              of the Warrants for the purchase of one share (subject to adjustment in accordance with the Warrant Agreement) of common stock, par value $0.01, of General Growth Properties, Inc. for each Warrant represented by the Warrant Certificate and herewith (i) elects for Net Share Settlement of such Warrants by marking X in the space that follows         , or (ii) makes payment of $                               (such payment being by means permitted by the Warrant Agreement and the within Warrant Certificate), in each case at the Exercise Price and on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, and herewith surrenders this Warrant Certificate and all right, title and interest therein to                                                  and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered in the name and delivered at the address specified below.

Date

*
(Signature of Owner)

(Street Address)

	(City)	(State) (Zip Code)

Signature Guaranteed by:

*                                         The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

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Securities to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

Please insert social security or identifying number:

Name:

Street Address:

City, State and Zip Code:

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EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED the undersigned registered holder of the within Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the right of the undersigned under the within Warrant Certificate, with respect to the number of Warrants set forth below:

Names of Assignees	Address	Social Security or other Identifying Number of Assignee(s)	Number of Warrants

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and does hereby irrevocably constitute and appoint                              the undersigned’s attorney to make such transfer on the books of                          maintained for that purpose, with full power of substitution in the premises.

Date:

*
(Signature of Owner)

(Street Address)

	(City)	(State) (Zip Code)

Signature Guaranteed by:

*              The signature must correspond with the name as written upon the face of the within Warrant Certificate in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a participant in a Medallion Signature Guarantee Program at a guarantee level acceptable to the Company’s transfer agent.

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EXHIBIT C

Option Pricing Assumptions / Methodology

For the purpose of this Exhibit C:

“Acquiror” means (A) the third party that has entered into definitive document for a transaction, or (B) the offeror in the event of a tender or exchange offer.

“Reference Date” means the date of consummation of a Change of Control Event.

The Cash Redemption Value of the Warrants shall be determined using the Black-Scholes Model as applied to third party options (i.e., options issued by a third party that is not affiliated with the issuer of the underlying stock).  For purposes of the model, the following terms shall have the respective meanings set forth below:

Underlying Security Price:

•      In the event of a merger or other acquisition,

(A)   that is an “all cash” deal, the cash per share of Common Stock to be paid to the Company’s stockholders in the transaction;

(B)   that is an “all Public Stock” deal,

(1) that is a “fixed exchange ratio” transaction, a “fixed value” transaction where as a result of a cap, floor, collar or similar mechanism the number of Acquiror’s shares to be paid per share of Common Stock to the Company’s stockholders in the transaction is greater or less than it would otherwise have been or a transaction that is not otherwise described in this clause (B)(1) or clause (B)(2) below, the product of (i) the Fair Market Value of the Acquiror’s common stock on the day preceding the date of the Preliminary Change of Control Event and (ii) the number of Acquiror’s shares per share of Common Stock to be paid to the Company’s stockholders in the transaction (provided that the Independent Financial Expert shall make appropriate adjustments to the Fair Market Value of the Acquiror’s common stock referred to above as may be necessary or appropriate to effectuate the intent of this Exhibit C and to avoid unjust or inequitable results as determined in its reasonable good faith judgment, in each case to account for any event impacting the Acquiror’s common stock that is analogous to any of the events described in Article V of this Agreement if the record date, ex date or effective date of that event occurs during or after the 10 trading day period over which such Fair Market Value is measured) and

(2) that is a “fixed value” transaction not covered by clause (B)(1) above, the value per share of Common Stock to be paid to the Company’s stockholders in the transaction;

(C)   that is a transaction contemplating various forms of consideration for each share of Common Stock,

(1) the cash portion, if any, shall be valued as described in clause (A) above,

(2) the Public Stock portion shall be valued as described in clause (B) above and

(3) any other forms of consideration shall be valued by the Independent Financial Expert valuing the Warrants, using one or more valuation methods that the Independent Financial Expert in its best professional judgment determines to be most appropriate, assuming such consideration (if securities) is fully distributed and is to be sold in an arm’s-length transaction and there was no compulsion on the part of any party to such sale to buy or sell and taking into account all relevant factors  and without applying any discounts to such consideration.

• In the event of all other Change of Control Event events, the Fair Market Value per share of the Common Stock on the last trading day preceding the date of the Change of Control Event.

Exercise Price:	The Exercise Price as adjusted and then in effect for the Warrant.

Dividend Rate:	0 (which reflects the fact that the antidilution adjustment provisions cover all dividends).

Interest Rate:

The annual yield as of the Reference Date (expressed on a semi-annual basis in the manner in which U.S. treasury notes are ordinarily quoted) of the U.S. treasury note maturing approximately at the Expiration Date as selected by the Independent Financial Expert.

Put or Call:	Call

Time to Expiration	The number of days from the Expiration Date (as defined in Section 3.3) to the Reference Date divided by 365.

Settlement Date:	The scheduled date of payment of the Cash Redemption Value.

Volatility:

For calculation of Cash Redemption Value in connection with a Change of Control Event with respect to (A) the Warrants or the New Warrants, 20% or (B) the GGO Warrants, the lesser of (1) 30% or (2) the volatility of General Growth Opportunities, Inc. as determined by an Independent Financial Expert engaged to make the calculation, who shall be instructed to assume for purposes of the determination of volatility referred to in this clause (B)(2) that the Change of Control Event had not occurred; provided, however, that if the Warrants, New Warrants or GGO Warrants are adjusted as a result of a Change of Control Event, volatility for purposes of calculating Cash Redemption Value in connection with succeeding Change of Control Events with respect to such warrants (or their successors) shall be as determined by an Independent Financial Expert engaged to make the calculation, who shall be instructed to assume for purposes of the calculation that such succeeding Change of Control Event had not occurred.

Such valuation of the Warrant shall not be discounted in any way.

For illustrative purposes only, an example Black-Scholes model calculation with respect to a hypothetical warrant appears on the following page.

Illustrative Example

Inputs:

S = Underlying Security Price

X = Exercise Price

PV(X) = Present value of the Exercise Price, discounted at a rate of R = X * (e^-(R * T))

V = Volatility

R = continuously compounded risk free rate = 2 * [ ln (1 + Interest Rate / 2) ]

T = Time to Expiration

W = warrant value per underlying share

Z = number of shares underlying warrants

Value = total warrant value

Formulaic inputs:

D1 = [ ln [ S / X ] + (R + (V^2 / 2)) * T)] ÷ (V * √T)

D2 = [ ln [ S / X ] + (R - (V^2 / 2)) * T)] ÷ (V * √T)

Black-Scholes Formula

W = [N(D1) * S] – [N(D2) * PV(X)]

Where “N” is the cumulative normal probability function

Value = W * Z

Example of a Hypothetical Warrant:(1)

(1)       Note:  Amounts calculated herein may not foot due to rounding error.  For precise calculations, decimal points should not be rounded.

Inputs:

Interest Rate = 4.00%

S = $50.00

X = $60.00

PV(X) = $55.43

V = 25%

R = 3.96%

T = 2

Z = 100

Formulaic inputs:

D1           = [ ln [ S / X ] + (R + (V^2 / 2)) * T)] ÷ (V * √T)

= (-0.1149)

D2           = [ ln [ S / X ] + (R - (V^2 / 2)) * T)] ÷ (V * √T)

= (-0.4684)

Black-Scholes Formula

W            = [N(D1) * S] – [N(D2) * PV(E)]

= $4.99

Total Warrant Value

Value     = W * Z

= $499

SCHEDULE A

ALLOCATIONS OF WARRANTS TO INITIAL INVESTORS AND VESTING

		Vesting Schedule (Number of Warrants that vest on applicable date)
Initial Investor	Total Number of Warrants to be Delivered to Initial Investor (on date of Warrant Agreement)	Date of Warrant Agreement	July 12, 2010	Each day from and including July 13, 2010 through and including December 31, 2010

Brookfield Purchaser	60,000,000	24,000,000	12,000,152	139,534

Fairholme Purchasers	42,857,143	17,142,857	8,571,562	99,667

Pershing Square Purchasers	0	0	0	0

SCHEDULE B

WARRANT AGENT COMPENSATION

Service Description	Fees
Warrant Agent

Initial Setup (one-time charge)	$2,500.00

Annual Administration	$3,500.00

Warrant Conversion Agent

Set Up and Administrative Fee	$5,000.00

Processing Accounts, each	$50.00

Conversions requiring additional handling	$15.00

(window items, deficient items, correspondence items, legal items, items not providing a taxpayer identification number, Transfer Requests, etc), additional each

Requisitioning Funds, each requisition	$25.00

Expiration	$1,000.00

Special Services	Additional

Out of Pocket Expenses	Additional

Including Postage, Printing, Stationery, Overtime, Transportation, Microfilming, Imprinting, Mailing, etc.